                                                                       Exh 10(g)

================================================================================


                                  $15,000,000



                               CREDIT AGREEMENT


                                     AMONG


                              VALLEY GROUP, INC.,

                                 as Borrower,

                        WHITE MOUNTAINS HOLDINGS, INC.,

                                 as Guarantor,

                           THE LENDERS NAMED HEREIN


                                      and



                      THE FIRST NATIONAL BANK OF CHICAGO,

                                   as Agent


                                  DATED AS OF


                               November 26, 1996


================================================================================

                                TABLE OF CONTENTS
                                -----------------

ARTICLE I

         DEFINITIONS..............................................................................................1
         -----------

ARTICLE II

         THE CREDITS.............................................................................................15
         -----------
         2.1.       Advances.....................................................................................15
                    --------
         2.2.       Ratable Loans................................................................................15
                    -------------
         2.3.       Types of Advances............................................................................16
                    -----------------
         2.4.       Facility Fee; Reductions in Aggregate Commitment.............................................16
                    ------------------------------------------------
         2.5.       Minimum Amount of Each Advance...............................................................16
                    ------------------------------
         2.6.       Optional Principal Payments..................................................................16
                    ---------------------------
         2.7.       Mandatory Commitment Reductions..............................................................16
                    -------------------------------
         2.8.       Method of Selecting Types and Interest Periods for New Advances..............................17
                    ---------------------------------------------------------------
         2.9.       Conversion and Continuation of Outstanding Advances..........................................18
                    ---------------------------------------------------
         2.10.      Changes in Interest Rate, etc................................................................18
                    -----------------------------
         2.11.      Rates Applicable After Default...............................................................19
                    ------------------------------
         2.12.      Method of Payment............................................................................19
                    -----------------
         2.13.      Notes........................................................................................19
                    -----
         2.14.      Interest Payment Dates; Interest and Fee Basis...............................................19
                    ----------------------------------------------
         2.15.      Notification of Advances, Interest Rates, Prepayments and Commitment Reductions..............20
                    -------------------------------------------------------------------------------
         2.16.      Lending Installations........................................................................20
                    ---------------------
         2.17.      Non-Receipt of Funds by the Agent............................................................20
                    ---------------------------------
         2.18.      Taxes........................................................................................20
                    -----
         2.19.      Agent's Fees.................................................................................21
                    ------------

ARTICLE III

         CHANGE IN CIRCUMSTANCES.................................................................................22
         -----------------------
         3.1.       Yield Protection.............................................................................22
                    ----------------
         3.2.       Changes in Capital Adequacy Regulations......................................................22
                    ---------------------------------------
         3.3.       Availability of Types of Advances............................................................23
                    ---------------------------------
         3.4.       Funding Indemnification......................................................................23
                    -----------------------
         3.5.       Lender Statements; Survival of Indemnity.....................................................23
                    ----------------------------------------

ARTICLE IV

         CONDITIONS PRECEDENT....................................................................................24
         --------------------

         4.1.       Initial Loans................................................................................24
                    -------------
         4.2.       Each Future Advance..........................................................................25
                    -------------------

ARTICLE V

         REPRESENTATIONS AND WARRANTIES..........................................................................26
         ------------------------------
         5.1.       Corporate Existence and Standing.............................................................26
                    --------------------------------
         5.2.       Authorization and Validity...................................................................26
                    --------------------------
         5.3.       Compliance with Laws and Contracts...........................................................26
                    ----------------------------------
         5.4.       Governmental Consents........................................................................27
                    ---------------------
         5.5.       Financial Statements.........................................................................27
                    --------------------
         5.6.       Material Adverse Change......................................................................27
                    -----------------------
         5.7.       Taxes........................................................................................27
                    -----
         5.8.       Litigation and Contingent Obligations........................................................28
                    -------------------------------------
         5.9.       Capitalization...............................................................................28
                    --------------
         5.10.      ERISA........................................................................................28
                    -----
         5.11.      Defaults.....................................................................................29
                    --------
         5.12.      Federal Reserve Regulations..................................................................29
                    ---------------------------
         5.13.      Investment Company...........................................................................29
                    ------------------
         5.14.      Certain Fees.................................................................................29
                    ------------
         5.15.      Solvency.....................................................................................29
                    --------
         5.16.      Indebtedness.................................................................................30
                    ------------
         5.17.      Insurance Licenses...........................................................................30
                    ------------------
         5.18.      Material Agreements..........................................................................30
                    -------------------
         5.19.      Environmental Laws...........................................................................30
                    ------------------
         5.20.      Insurance....................................................................................31
                    ---------
         5.21.      Disclosure...................................................................................31
                    ---------

ARTICLE VI

         COVENANTS...............................................................................................31
         ---------
         6.1.       Financial Reporting..........................................................................31
                    -------------------
         6.2.       Use of Proceeds..............................................................................33
                    ---------------
         6.3.       Notice of Default............................................................................34
                    -----------------
         6.4.       Conduct of Business..........................................................................34
                    -------------------
         6.5.       Taxes........................................................................................34
                    -----
         6.6.       Insurance....................................................................................35
                    ---------
         6.7.       Compliance with Laws.........................................................................35
                    --------------------
         6.8.       Maintenance of Properties....................................................................35
                    -------------------------
         6.9.       Inspection...................................................................................35
                    ----------
         6.10.      Dividends....................................................................................35
                    ---------
         6.11.      Indebtedness.................................................................................35
                    ------------
         6.12.      Merger.......................................................................................36
                    -----
         6.13.      Investments and Purchases....................................................................36
                    -------------------------


         6.14.      Contingent Obligations.......................................................................37
                    ----------------------
         6.15.      Liens........................................................................................37
                    -----
         6.16.      Affiliates...................................................................................38
                    ----------
         6.17.      Environmental Matters........................................................................38
                    ---------------------
         6.18.      Change in Corporate Structure; Fiscal Year...................................................38
                    ------------------------------------------
         6.19.      Inconsistent Agreements......................................................................38
                    -----------------------
         6.20.      Financial Covenants..........................................................................39
                    -------------------
                    6.20.1.  Minimum Net Worth...................................................................39
                             -----------------
                    6.20.2.  Leverage Ratio......................................................................39
                             --------------
                    6.20.3.  Fixed Charges Coverage Ratio........................................................39
                             ----------------------------
                    6.20.4   Finance Assets Ratio................................................................39
                             --------------------
                    6.20.5   Statutory Surplus...................................................................39
                             -----------------
         6.21.      Tax Consolidation............................................................................39
                    -----------------
         6.22.      ERISA Compliance.............................................................................39
                    ----------------

ARTICLE VII

         DEFAULTS................................................................................................40
         --------

         ARTICLE VIII

         ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES..........................................................42
         ----------------------------------------------
         8.1.       Acceleration.................................................................................42
                    ------------
         8.2.       Amendments...................................................................................43
                    ----------
         8.3.       Preservation of Rights.......................................................................43
                    ----------------------

ARTICLE IX

         GENERAL PROVISIONS......................................................................................44
         ------------------
         9.1.       Survival of Representations..................................................................44
                    ---------------------------
         9.2.       Governmental Regulation......................................................................44
                    -----------------------
         9.3.       Taxes........................................................................................44
                    -----
         9.4.       Headings.....................................................................................44
                    --------
         9.5.       Entire Agreement.............................................................................44
                    ----------------
         9.6.       Several Obligations; Benefits of this Agreement..............................................44
                    -----------------------------------------------
         9.7.       Expenses; Indemnification....................................................................44
                    -------------------------
         9.8.       Numbers of Documents.........................................................................45
                    --------------------
         9.9.       Accounting...................................................................................45
                    ----------
         9.10.      Severability of Provisions...................................................................45
                    --------------------------
         9.11.      Nonliability of Lenders......................................................................45
                    -----------------------
         9.12.      CHOICE OF LAW................................................................................45
                    -------------
         9.13.      CONSENT TO JURISDICTION......................................................................45
                    -----------------------

         9.14.      WAIVER OF JURY TRIAL.........................................................................46
                    --------------------
         9.15.      Disclosure...................................................................................46
                    ----------
         9.16.      Counterparts.................................................................................46
                    ------------
         9.17.      Treatment of Certain Information: Confidentiality............................................46
                    -------------------------------------------------

ARTICLE X

         THE AGENT...............................................................................................47
         ---------
         10.1.      Appointment..................................................................................47
                    -----------
         10.2.      Powers.......................................................................................47
                    ------
         10.3.      General Immunity.............................................................................47
                    ----------------
         10.4.      No Responsibility for Loans, Recitals, etc...................................................47
                    ------------------------------------------
         10.5.      Action on Instructions of Lenders............................................................48
                    ---------------------------------
         10.6.      Employment of Agents and Counsel.............................................................48
                    --------------------------------
         10.7.      Reliance on Documents; Counsel...............................................................48
                    ------------------------------
         10.8.      Agent's Reimbursement and Indemnification....................................................48
                    -----------------------------------------
         10.9.      Notice of Default............................................................................49
                    -----------------
         10.10.     Rights as a Lender...........................................................................49
                    ------------------
         10.11.     Lender Credit Decision.......................................................................49
                    ----------------------
         10.12.     Successor Agent..............................................................................49
                    ---------------

ARTICLE XI

         SETOFF; RATABLE PAYMENTS................................................................................50
         ------------------------
         11.1.      Setoff.......................................................................................50
                    ------
         11.2.      Ratable Payments.............................................................................50
                    ----------------

ARTICLE XII

         BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
         -------------------------------------------------
          .......................................................................................................50
         12.1.      Successors and Assigns.......................................................................50
                    ----------------------
         12.2.      Participations...............................................................................51
                    --------------
                    12.2.1.  Permitted Participants; Effect......................................................51
                             ------------------------------
                    12.2.2.  Voting Rights.......................................................................51
                             -------------
                    12.2.3.  Benefit of Setoff...................................................................51
                             -----------------
         12.3.      Assignments..................................................................................52
                    -----------
                    12.3.1.  Permitted Assignments...............................................................52
                             ---------------------
                    12.3.2.  Effect; Effective Date..............................................................52
                             ----------------------
         12.4.      Dissemination of Information.................................................................52
                    ----------------------------
         12.5.      Tax Treatment................................................................................52
                    -------------

ARTICLE XIII

         NOTICES.................................................................................................53
         -------
         13.1.      Giving Notice................................................................................53
                    -------------
         13.2.      Change of Address............................................................................53
                    -----------------

ARTICLE XIV

         GUARANTY................................................................................................53
         --------

                                   EXHIBITS
                                   --------

Exhibit A (Article 1)                       Note
Exhibit B (Section 6.1(g))                  Compliance Certificate
Exhibit C (Section 12.3.1)                  Assignment Agreement



                                   SCHEDULES
                                   ---------

Schedule 1          -      Margins
Schedule 5.3        -      Approvals and Consents
Schedule 5.9        -      Capitalization and Subsidiaries
Schedule 5.10       -      ERISA
Schedule 5.16       -      Indebtedness
Schedule 5.17       -      Insurance Subsidiaries
Schedule 5.18       -      Material Restrictions
Schedule 6.15       -      Liens

                                CREDIT AGREEMENT


         This Credit Agreement, dated as of November 26, 1996, is among VALLEY GROUP, INC., an Oregon corporation, WHITE MOUNTAINS HOLDINGS, INC., a New Hampshire corporation, the Lenders and THE FIRST NATIONAL BANK OF CHICAGO, individually and as Agent.


                                R E C I T A L S:
                                - - - - - - - -

         A. The Borrower has requested the Lenders to make financial accommodations to it in the aggregate principal amount of $15,000,000, the proceeds of which the Borrower will use for the working capital and general corporate needs of the Borrower and its Subsidiaries; and

         B. The Lenders are willing to extend such financial accommodations on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, the Lenders and the Agent hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         As used in this Agreement:

         "ABR Advance" means an Advance which bears interest at the Alternate Base Rate.

         "Advance" means a borrowing pursuant to Section 2.1 consisting of the
                                                 -----------
aggregate amount of the several Loans made on the same Borrowing Date by the Lenders to the Borrower of the same Type and, in the case of Eurodollar Advances, for the same Interest Period.

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 20% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "Agent" means First Chicago in its capacity as agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any
            ---------
successor Agent appointed pursuant to Article X.
                                      ---------

        "Aggregate Commitment" means the aggregate of the Commitments of all
         --------------------
the Lenders hereunder.  The initial Aggregate Commitment is $15,000,000.

         "Agreement" means this Credit Agreement, as it may be amended, modified or restated and in effect from time to time.

         "Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time; provided, however, that if any
                                           --------  -------
changes in accounting principles from those in effect on the date of this Agreement are adopted which result in a material change in the method of calculation of any of the financial covenants, standards or terms in this Agreement, the parties agree to enter into negotiations to determine whether such provisions require amendment and, if so, the terms of such amendment so as to equitably reflect such changes. Until a resolution thereof is reached, all calculations made for the purposes of determining compliance with the terms of this Agreement shall be made by application of generally accepted accounting principles in effect on the date of this Agreement applied, to the extent applicable, on a basis consistent with that used in the preparation of the Financial Statements furnished to the Lenders pursuant to Section 5.5 hereof.
                                                          -----------

         "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (a) the Corporate Base Rate for such day, and (b) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum, in each case changing when and as the Corporate Base Rate and the Federal Funds Effective Rate, as the case may be, changes.

         "Annual Statement" means the annual statutory financial statement of any Insurance Subsidiary required to be filed with the insurance commissioner (or similar authority) of its jurisdiction of incorporation, which statement shall be in the form required by such Insurance Subsidiary's jurisdiction of incorporation or, if no specific form is so required, in the form of financial statements permitted by such insurance commissioner (or such similar authority) to be used for filing annual statutory financial statements and shall contain the type of information permitted by such insurance commissioner (or such similar authority) to be disclosed therein, together with all exhibits or schedules filed therewith.

         "Applicable Eurodollar Margin" has the meaning ascribed to it, and shall be determined in accordance with Schedule 1.
                                       ----------

         "Applicable Facility Fee Margin" has the meaning ascribed to it, and shall be determined in accordance with, Schedule 1.
                                        ----------

         "Article" means an article of this Agreement unless another document is specifically referenced.

         "Asset Disposition" means any sale, transfer or other disposition (outside the ordinary course of business) of any material asset of the Borrower in a single transaction or in a series of related transactions (other than the sale of Margin Stock or the sale of a Money Market Investment the proceeds of which are utilized to pay dividends permitted by Section 6.10).
                                                 ------------
         "Authorized Officer" means, with respect to either Loan Party, any of the chief executive officer, president, chief financial officer, treasurer or controller of such Loan Party, acting singly.

         "Bankruptcy Code" means Title 11, United States Code, sections 1 et
                                                                          --
seq., as the same may be amended from time to time, and any successor thereto or
---
replacement therefor which may be hereafter enacted.

         "Benefit Plan" means any deferred benefit plan for the benefit of present, future or former employees, whether or not such benefit plan is a Plan.

         "Borrower" means Valley Group, Inc., an Oregon corporation, and its successors and assigns.

         "Borrowing Date" means a date on which an Advance is made hereunder.

         "Borrowing Notice" is defined in Section 2.8.
                                          -----------

         "Business Day" means (a) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market, and (b) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities.

         "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Change" is defined in Section 3.2.
                                -----------

         "Change in Control" means (a) the acquisition by any "person" or "group" (as such terms are used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) (other than Holdings, any Wholly-Owned Subsidiary of Holdings, John J. Byrne or any Plan or any Benefit Plan of Holdings, Parent, the Borrower or any of their Subsidiaries), including without limitation any acquisition effected by means of any transaction contemplated by
Section 6.12, of beneficial ownership (within the meaning of Rule 13d-3 of the
------------
Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of 20% or more of the outstanding shares of voting stock of the Borrower; or (b) during any period of 12 consecutive calendar months, commencing on the date of the Agreement, the ceasing of those individuals (the "Continuing
                                                                     ----------
Directors") who (i) were directors of the Borrower on the first day of each such
---------
period or (ii) subsequently became directors of the Borrower and whose initial election or initial nomination for election subsequent to that date was approved by a majority of the Continuing Directors then on the board of directors of the Borrower to constitute a majority of the board of directors of the Borrower; or
(c) during any period of 12 consecutive calendar months, commencing on the date of this Agreement, the ceasing of individuals who hold an office possessing the title Senior Vice President or such title that ranks senior to a Senior Vice President (collectively, "Senior Management") of the Borrower on the first day of each such period to constitute a majority of the Senior Management of the Borrower.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Commitment" means, for each Lender, the obligation of such Lender to make Loans not exceeding the amount set forth opposite its signature below and as set forth in any Notice of Assignment relating to any assignment which has become effective pursuant to Section 12.3.2, as such amount may be modified from
                             --------------
time to time pursuant to the terms hereof.

         "Consolidated" or "consolidated", when used in connection with any calculation, means a calculation to be determined on a consolidated basis for a Person and its Subsidiaries in accordance with Agreement Accounting Principles.

         "Consolidated Person" means, for the taxable year of reference, each Person which is a member of the affiliated group of Parent if Consolidated returns are or shall be filed for such affiliated group for federal income tax purposes or any combined or unitary group of which Parent is a member for state income tax purposes.

         "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract or application for a Letter of Credit, excluding however (a) insurance policies and insurance contracts issued in the ordinary course of business and (b) any financial guarantees issued by Financial Security Assurance Holdings Ltd.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with either Loan Party or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

         "Conversion/Continuation Notice" is defined in Section 2.9.
                                                        -----------

         "Corporate Base Rate" means a rate per annum equal to the corporate base rate of interest publicly announced by First Chicago from time to time, changing when and as said corporate base rate changes. The Corporate Base Rate is a reference rate and does not necessarily represent the lowest or best rate of interest actually charged to any customer. First Chicago may make commercial loans or other loans at rates of interest at, above or below the Corporate Base Rate.

         "Default" means an event described in Article VII.
                                               -----------

         "Environmental Laws" is defined in Section 5.19.
                                            ------------

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Eurodollar Advance" means an Advance which bears interest at the Eurodollar Rate.

         "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the rate determined by the Agent to be the rate at which deposits in U.S. dollars are offered by First Chicago to first-class banks in the London interbank market at approximately 11 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of First Chicago's relevant Eurodollar Advance and having a maturity approximately equal to such Interest Period.

         "Eurodollar Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the sum of (a) the quotient of (i) the Eurodollar Base Rate applicable to such Interest Period, divided by (ii) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus the Applicable Eurodollar Margin. The Eurodollar Rate shall be rounded to the next higher multiple of 1/100 of 1% if the rate is not such a multiple.

         "Facility Fee" is defined in Section 2.4(a).

         "Facility Termination Date" means November 26, 2001.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

         "Finance Assets" means each of the following: (a) investments in securities issued or fully guaranteed by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof), (b) investments in equity securities traded on the New York Stock Exchange, the American Stock Exchange or NASDAQ and securities convertible in to such equity securities, (c) investments in Investment Grade Obligations, (d) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (a) through (c) above, (e) investments in Wholly-Owned Subsidiaries of either Loan Party, (f) investments in Main Street America Holdings, Inc., Folksamerica Holding Company Inc. and Financial Security Assurance Holdings Ltd. and (g) so long as put rights with respect thereto are available to either Loan Party, investments in US West Preferred Stock; provided, that Finance Assets shall not include any securities pledged to secure
--------
any obligations (contingent or otherwise).

         "Finance Assets Ratio" means, at any time, the ratio of (a) Finance Assets of Parent at such time to (b) the excess of (i) Funded Indebtedness of Parent at such time over (ii) cash and Money Market Investments of Parent at
                    ----
such time. For purposes of this definition, Finance Assets shall be valued, without duplication, at fair market value to the extent there exists a readily ascertainable fair market value for such Finance Asset or, in the event there exists no such readily ascertainable fair market value for such Finance Assets, at book value, as calculated in accordance with Agreement Accounting Principles.

         "Financial Statements" is defined in Section 5.5.
                                              -----------

         "First Chicago" means The First National Bank of Chicago in its individual capacity, and its successors.

         "Fiscal Quarter" means one of the four three-month accounting periods comprising a Fiscal Year.

         "Fiscal Year" means the twelve-month accounting period ending December 31 of each year.

         "Fixed Charges Coverage Ratio" means, as of the end of any Fiscal Quarter, the ratio of (a) the sum, without duplication, of (i) cash and Money Market Investments of Parent and the Borrower as of the end of such Fiscal Quarter, plus (ii) cash dividends and interest payments received by Parent and the Borrower during the four Fiscal Quarters then ended from Persons which are not Wholly- Owned Subsidiaries of Parent or the Borrower at the time such payments were made, plus (iii) an amount equal to the maximum amount of dividends and intercompany fees available to be paid to Parent and the Borrower without approval of any Governmental Authority by each Wholly-Owned Subsidiary of Parent and the Borrower as of the end of such Fiscal Quarter in the case of a Wholly- Owned Subsidiary of Parent or the Borrower other than a Wholly-Owned Insurance Subsidiary and during the succeeding four Fiscal Quarters in the case of Wholly-Owned Insurance Subsidiaries of Parent or the Borrower to (b) Fixed Charges.

         "Fixed Charges" means, with respect to Parent and the Borrower, as of the end of any Fiscal Quarter, the sum, without duplication, of (a) interest expenses payable on outstanding Indebtedness (determined by adjusting the principal amount of such Indebtedness for scheduled amortization payments as reflected in clauses (c), (d) and (e) below and assuming that the applicable interest rate in effect as of the date of determination would remain constant during the succeeding four Fiscal Quarter period), (b) dividends payable on preferred stock, (c) Indebtedness payable pursuant to the scheduled amortization of such Indebtedness, (d) Loans payable pursuant to Section 2.1(b) (determined
                                                    --------------
by assuming that the principal amount of Loans as of the date of determination would remain constant during the succeeding four Fiscal Quarter period) as a result of reductions in the Aggregate Commitment occurring in any such period pursuant to Section 2.7(a) (other than on November 26, 2001), and (e) Loans (as
            --------------
defined in the White Mountains Credit Agreement) payable pursuant to Section
                                                                     -------
2.1(b) of the White Mountains Credit Agreement (determined by assuming that
------
the outstanding principal amount of such Loans as of the date of determination would remain constant during the succeeding four Fiscal Quarter period) as a result of reductions in the Aggregate Commitment (as defined in the White Mountains Credit Agreement) occurring in any such period pursuant to Section 2.7(a) of the White Mountains Credit Agreement (other than
            --------------
on November 26, 2001), in each case for the period of four Fiscal Quarters immediately following the date of determination.

         "Funded Indebtedness" means Indebtedness of the type described in clauses (a), (d), (e) and (h) of the definition "Indebtedness".

         "FSA Transfer" means the transfer by Parent to Holdings and/or Fund American Enterprises, Inc. of Parent's equity interest in Financial Security Assurance Holdings Ltd., provided that the aggregate dollar amount of the fair market value of the equity interests so transferred shall not exceed $25,000,000.

         "Governmental Authority" means any government (foreign or domestic) or any state or other political subdivision thereof or any governmental body, agency, authority, department or commission (including without limitation any board of insurance, insurance department or insurance commissioner and any taxing authority or political subdivision) or any instrumentality or officer thereof (including without limitation any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned or controlled by or subject to the control of any of the foregoing.

         "Guaranty" means the Guaranty of  Parent pursuant to Article XIV.
                                                              -----------

         "Hazardous Materials" is defined in Section 5.19.
                                             ------------

         "Holdings" means Fund American Enterprises Holdings, Inc., a Delaware corporation.

         "Indebtedness" of a Person means such Person's (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances, or similar instruments, (e) Capitalized Lease Obligations, (f) Rate Hedging Obligations,
(g) Contingent Obligations, (h) obligations for which such Person is obligated pursuant to or in respect of a Letter of Credit and (i) repurchase obligations or liabilities of such Person with respect to accounts or notes receivable sold by such Person.


         "Insurance Subsidiary" means any Subsidiary which is engaged in the insurance business as an issuer or underwriter of insurance policies and/or insurance contracts.

         "Interest Period" means, with respect to a Eurodollar Advance, a period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter; provided, however, that if there is no such numerically
                       --------  -------
corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day; provided, however, that if said next succeeding
                         -----------------
Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

         "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person.

         "Investment Grade Obligations" means, as of any date, investments having an NAIC investment rating of 1 or 2, or a Standard & Poor's rating within the range of ratings from AAA to BBB-, or a Moody's rating within the range of ratings from Aaa to Baa3.

         "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns.

         "Lending Installation" means, with respect to a Lender or the Agent, any office, branch, subsidiary or affiliate of such Lender or the Agent.

         "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Leverage Ratio" means, at any time, the ratio of (a) the consolidated Funded Indebtedness of Parent and its Subsidiaries at such time to (b) the sum of the consolidated Funded Indebtedness of Parent and its Subsidiaries plus Parent's Net Worth at such time, in all cases determined in accordance with Agreement Accounting Principles.

         "License" means any license, certificate of authority, permit or other authorization which is required to be obtained from any Governmental Authority in connection with the operation, ownership or transaction of insurance business.

         "Lien" means any security interest, lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement), save in respect of liabilities and obligations arising out of the underwriting of insurance policies and contracts of insurance.

         "Loan" means, with respect to a Lender, such Lender's portion of any Advance and "Loans" means, with respect to the Lenders, the aggregate of all Advances.

         "Loan Documents" means this Agreement, the Notes and the other documents and agreements contemplated hereby and executed by either Loan Party in favor of the Agent or any Lender.

         "Loan Party" means each and either of the Borrower or Parent.

         "Margin Stock" has the meaning assigned to that term under Regulation U.

         "Material Adverse Effect" means a material adverse effect on (a) the business, Property, condition (financial or other), performance, results of operations, or prospects of Parent and its Subsidiaries taken as a whole, (b) the ability of Parent, the Borrower or any Subsidiary of Parent or the Borrower to perform its obligations under the Loan Documents, or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent or the Lenders thereunder.

         "Money Market Investments" means (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than one year from the date of acquisition thereof; (b) certificates of deposit issued by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof; (c) commercial paper rated A-1 or better P-1 or better by Standard & Poor's Ratings Group or Moody's Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition thereof; and (d) shares in an open-end management investment company with U.S. dollar denominated investments in fixed income obligations, including repurchase agreements, fixed time deposits and other obligations, with a dollar weighted average maturity of not more than one year, and for the calculation of this dollar weighted average maturity, certain instruments which have a variable rate of interest readjusted no less frequently than annually are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which either Loan Party or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

         "NAIC" means the National Association of Insurance Commissioners or any successor thereto, or in lieu thereof, any other association, agency or other organization performing advisory, coordination or other like functions among insurance departments, insurance commissioners and similar Governmental Authorities of the various states of the United States toward the promotion of uniformity in the practices of such Governmental Authorities.

         "Net Available Proceeds" means (a) with respect to any Asset Disposition, the sum of cash or readily marketable cash equivalents received (including by way of a cash generating sale or discounting of a note or account receivable) therefrom, whether at the time of such disposition or subsequent thereto, in excess in the case of any Asset Disposition of any amounts derived from such sale used (and permitted by this Agreement to be used) within five Business Days after such sale to make a Permitted Reinvestment, or (b) with respect to any sale or issuance of equity securities of the Borrower, cash or readily marketable cash equivalents received therefrom, whether at the time of such sale or issuance or subsequent thereto, net, in either case, of all legal, title and recording tax expenses, commissions and other fees and all costs and expenses incurred, including, without limitation, incremental income taxes resulting from such transaction.

         "Net Worth" means, with respect to any Person, at any date the consolidated shareholders' equity of such Person and its Consolidated Subsidiaries determined in accordance with Agreement Accounting Principles (but excluding the effect of Statement of Financial Accounting Standards No.
115).

         "Non-Excluded Taxes" is defined in Section 2.18(a).
                                            ---------------

         "Note" means a promissory note in substantially the form of Exhibit A hereto, with appropriate insertions, duly executed and delivered to the Agent by the Borrower and payable to the order of a Lender in the amount of its Commitment, including any amendment, modification, renewal or replacement of such promissory note.

         "Notice of Assignment" is defined in Section 12.3.2.
                                              --------------

         "Obligations" means all unpaid principal of and accrued and unpaid interest on the Notes, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of each Loan Party to the Lenders or to any Lender, the Agent or any indemnified party hereunder arising under any of the Loan Documents.

         "Parent" means White Mountains Holdings, Inc., a New Hampshire corporation.

         "Participants" is defined in Section 12.2.1.
                                      --------------

         "Payment Date" means the last day of each March, June, September and December.

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

         "Permitted Reinvestment" means an Investment in a Finance Asset or any other Investment approved by the Required Lenders.

         "Person" means any natural person, corporation, firm, joint venture, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" means an employee pension benefit plan, as defined in Section 3(2) of ERISA, as to which either Loan Party or any member of the Controlled Group may have any liability.

         "Proceeding" is defined in Section 5.19.
                                    ------------
         "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

         "pro-rata" means, when used with respect to a Lender, and any described aggregate or total amount, an amount equal to such Lender's pro-rata share or portion based on its percentage of the Aggregate Commitment or if the Aggregate Commitment has been terminated, its percentage of the aggregate principal amount of outstanding Advances.

         "Purchase" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which either Loan Party or any of its Subsidiaries (a) acquires any going business or all or substantially all of the assets of any firm, corporation or division or line of business thereof, whether through purchase of assets, merger or otherwise, or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding partnership interests of a partnership.

         "Purchasers" is defined in Section 12.3.1.
                                    --------------
         "Quarterly Statement" means the quarterly statutory financial statement of any Insurance Subsidiary required to be filed with the insurance commissioner (or similar authority) of its jurisdiction of incorporation or, if no specific form is so required, in the form of financial statements permitted by such insurance commissioner (or such similar authority) to be used for filing quarterly statutory financial statements and shall contain the type of financial information permitted by such insurance commissioner (or such similar authority) to be disclosed therein, together with all exhibits or schedules filed therewith.

         "Rate Hedging Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to depositary institutions.

         "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by Persons other than banks, brokers and dealers for the purpose of purchasing or carrying margin stocks applicable to such Persons.

         "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of such Board of Governors relating to the extension of credit by securities brokers and dealers for the purpose of purchasing or carrying margin stocks applicable to such Persons.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to such Persons.

         "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by the specified lenders for the purpose of purchasing or carrying margin stocks applicable to such Persons.

         "Release" is defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. 39601 et seq.
                                                            -- ---

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; provided, that a failure to meet the minimum
                                 --------
funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Required Lenders" means Lenders in the aggregate having at least 66-2/3% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 66-2/3% of the aggregate unpaid principal amount of the outstanding Loans.

         "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

         "Risk-Based Capital Guidelines" is defined in Section 3.2.

         "SAP" means, with respect to any Insurance Subsidiary, the statutory accounting practices prescribed or permitted by the insurance commissioner (or other similar authority) in the jurisdiction of such Person for the preparation of annual statements and other financial reports by insurance companies of the same type as such Person in effect from time to time; provided, however, that if
                                                      --------  -------
any changes in statutory accounting practices from those in effect on the date of this Agreement are adopted which result in a material change in the method of calculation of any of the financial covenants, standards or terms in this Agreement, the parties agree to enter into negotiations to determine whether such provisions require amendment and, if so, the terms of such amendment so as to equitably reflect such changes. Until a resolution thereof is reached, all calculations made for the purposes of determining compliance with the terms of this Agreement shall be made by application of statutory accounting practices in effect on the date of this Agreement applied, to the extent applicable, on a basis consistent with that used in the preparation of the Financial Statements furnished to the Lenders pursuant to Section 5.5(h) and (i) hereof.
                                     --------------

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Significant Subsidiary" shall mean and include, at any time, each Subsidiary of the Borrower to the extent that the Net Worth of such Subsidiary is equal to or greater than $5,000,000.

         "Single Employer Plan" means a Plan subject to Title IV of ERISA maintained by either Loan Party or any member of the Controlled Group for employees of either Loan Party or any member of the Controlled Group, other than a Multiemployer Plan.

         "Solvent" means, when used with respect to a Person, that (a) the fair saleable value of the assets of such Person is in excess of the total amount of the present value of its liabilities (including for purposes of this definition all liabilities (including loss reserves as determined by such Person), whether or not reflected on a balance sheet prepared in accordance with Agreement Accounting Principles and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed), (b) such Person is able to pay its debts or obligations in the ordinary course as they mature and (c) such Person does not have unreasonably small capital to carry out its business as conducted and as proposed to be conducted. "Solvency" shall have a correlative meaning.

         "Statutory Surplus" means, with respect to any Insurance Subsidiary at any time, the statutory capital and surplus of such Insurance Subsidiary at such time, as determined in accordance with SAP ("Liabilities, Surplus and Other Funds" statement, page 3, line 25 of the Annual Statement for the 1995 Fiscal Year entitled "Surplus as Regards Policyholders").

         "Subsidiary" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(b) any partnership, association, joint venture, limited liability company or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         "Termination Event" means, with respect to a Plan which is subject to Title IV of ERISA, (a) a Reportable Event, (b) the withdrawal of either Loan Party or any other member of the Controlled Group from such Plan during a plan year in which either Loan Party or any other member of the Controlled Group was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4068(f) of ERISA, (c) the termination of such Plan, the filing of a notice of intent to terminate such Plan or the treatment of an amendment of such Plan as a termination under Section 4041 of ERISA, (d) the institution by the PBGC of proceedings to terminate such Plan or (e) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or appointment of a trustee to administer, such Plan.

         "Transferee" is defined in Section 12.4.
                                    ------------
         "Type" means, with respect to any Advance, its nature as an ABR Advance or Eurodollar Advance.

         "Unfunded Liability" means the amount (if any) by which the present value of all vested and unvested accrued benefits under a Single Employer Plan exceeds the fair market value of assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

         "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

         "US West Preferred Stock" means the US West Series B cumulative redeemable preferred stock $1.00 par value per share purchased by Holdings pursuant to and subject to the terms of the Securities Purchase Agreement dated April 10, 1994 among Holdings, US West, Inc., US West Capital Corporation and Financial Security Assurance Holdings Ltd (as such agreement may be amended from time to time).

         "White Mountains Credit Agreement" means the Credit Agreement, dated as of November 26, 1996, among Parent, the financial institutions from time to time party thereto and First Chicago, as agent, as the same may be amended, supplemented or otherwise modified from time to time.

         "Wholly-Owned Subsidiary" of a Person means (a) any Subsidiary all of the outstanding voting securities of which (other than directors' qualifying or similar shares) shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (b) any partnership, association, joint venture, limited liability company or similar business organization 100% of the ownership interests having ordinary voting power of which (other than directors' qualifying or similar shares) shall at the time be so owned or controlled.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. References herein to particular columns, lines or sections of any Person's Annual Statement shall be deemed, where appropriate, to be references to the corresponding column, line or section of such Person's Quarterly Statement, or if no such corresponding column, line or section exists or if any report form changes, then to the corresponding item referenced thereby. In the event that the columns, lines or sections of the Annual Statement referenced herein are changed or renumbered, all such references shall be deemed references to such column, line or section as so renumbered or changed. Each accounting term used herein which is not otherwise defined herein shall be defined in accordance with Agreement Accounting Principles or SAP, as applicable, unless otherwise specified.


                                  ARTICLE II

                                  THE CREDITS

         2.1. Advances. (a) From and including the date hereof to but excluding
              --------
the Facility Termination Date, each Lender severally (and not jointly) agrees, on the terms and conditions set forth in this Agreement, to make Advances to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of its pro-rata share of the Aggregate Commitment existing at such time. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Advances at any time prior to the Facility Termination Date.

                    (b) The Borrower hereby agrees that if at any time, as a result of reductions in the Aggregate Commitment pursuant to Section 2.7 or
                                                             -----------
otherwise, the aggregate balance of the Loans exceeds the Aggregate Commitment, the Borrower shall repay immediately its then outstanding Loans in such amount as may be necessary to eliminate such excess.

                    (c) The Borrower's obligation to pay the principal of, and interest on, the Loans shall be evidenced by the Notes. Although the Notes shall be dated the date of this Agreement, interest in respect thereof shall be payable only for the periods during which the Loans evidenced thereby are outstanding and, although the stated amount of each Note shall be equal to the applicable Lender's Commitment, each Note shall be enforceable, with respect to the Borrower's obligation to pay the principal amount thereof, only to the extent of the unpaid principal amount of the Loans at the time evidenced thereby.

                    (d) All Advances and all Loans shall mature, and the principal amount thereof and the unpaid accrued interest thereon shall be due and payable, on the Facility Termination Date.

         2.2.       Ratable Loans.  Each Advance hereunder shall consist of
                    -------------
Loans made from the several Lenders ratably in proportion to the ratio that their respective Commitments bear to the Aggregate Commitment.

         2.3.       Types of Advances.  The Advances may be ABR Advances or
                    -----------------
Eurodollar Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.8 and 2.9.

         2.4. Facility Fee; Reductions in Aggregate Commitment. (a) The Borrower
              ------------------------------------------------
agrees to pay to the Agent for the account of each Lender a facility fee ("Facility Fee") in an amount equal to the Applicable Facility Fee Margin per annum times the daily average Commitment of such Lender from the date hereof to and including the Facility Termination Date, payable on each Payment Date hereafter and on the Facility Termination Date. All accrued Facility Fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder.

                    (b) The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in a minimum aggregate amount of $1,000,000 upon at least three (3) Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction; provided, however, that the amount of the Aggregate Commitment may not be
--------  -------
reduced below the aggregate principal amount of the outstanding Advances. Such reductions shall be in addition to reductions occurring pursuant to Section
                                                                    -------
2.7(b). Voluntary commitment reductions pursuant to this Section 2.4(b) shall be
------                                                   --------------
applied to the mandatory commitment reductions required to be made pursuant to
Section 2.7(a) in direct order of maturity.
--------------

         2.5. Minimum Amount of Each Advance. Each Advance shall be in the minimum amount of $1,000,000 (and in integral multiples of $500,000 if in excess thereof); provided, however, that (a) any ABR Advance may be in the amount of
          --------  -------
the unused Aggregate Commitment and (b) in no event shall more than six (6) Eurodollar Advances be permitted to be outstanding at any time.

         2.6. Optional Principal Payments. The Borrower may from time to time
              ---------------------------
pay, without penalty or premium, all outstanding ABR Advances, or, in a minimum aggregate amount of $1,000,000 any portion of the outstanding ABR Advances upon two Business Days' prior notice to the Agent. Subject to Section 3.4 and upon
                                                         -----------
like notice, a Eurodollar Advance may be paid prior to the last day of the applicable Interest Period in a minimum amount of $1,000,000 or an integral multiple of $500,000 in excess thereof.

         2.7.       Mandatory Commitment Reductions.  (a)  The Aggregate
                    -------------------------------
Commitment shall be automatically and permanently reduced by the following amounts (or such lesser amount as a result of reductions pursuant to Section
                                                                     -------
2.7(c)) on the following dates:
-------

       Date                                      Reduction Amount
       ----                                      ----------------

       December 31, 1998                         $  1,000,000
       December 31, 1999                         $  2,000,000
       December 31, 2000                         $  2,000,000
       November 26, 2001                         $ 10,000,000

              (b) The Aggregate Commitment shall also be automatically and permanently reduced in the amounts and at the times set forth below:

              (i) within 5 Business Days after the receipt in the form of cash or cash equivalents thereof by the Borrower, 100% of the aggregate Net Available Proceeds in excess of $1,000,000 realized upon all Asset Dispositions in any Fiscal Year of the Borrower; and

              (ii) within 5 Business Days after the receipt in the form of cash or cash equivalents thereof by the Borrower, 85% of the Net Available Proceeds realized upon the sale by the Borrower of any equity securities issued by it after the date of this Agreement in excess of an aggregate amount of $1,000,000 (other than a sale of common stock of the Borrower to Parent).

              (c)  Mandatory commitment reductions under Section 2.7(b) shall be
                                                         --------------
cumulative and in addition to reductions occurring pursuant to Section 2.4(b).
                                                               --------------
Any mandatory commitment reductions under Section 2.7(b) shall be applied to the
                                          --------------
mandatory commitment reductions required to be made pursuant to Section 2.7(a)
                                                                --------------
in the inverse order of maturity.

              (d) Any reduction in the Aggregate Commitment pursuant to this Section 2.7 or otherwise shall ratably reduce the Commitment of each
     -----------
Lender.

         2.8. Method of Selecting Types and Interest Periods for New Advances.
              ---------------------------------------------------------------
The Borrower shall select the Type of Advance and, in the case of each Eurodollar Advance, the Interest Period applicable to each Advance from time to time; provided, however, that in the event Loans are incurred on the date of
      --------  -------
this Agreement, all Loans incurred on such date shall be ABR Advances. The Borrower shall give the Agent irrevocable notice (a "Borrowing Notice") not
                                                     ----------------
later than 10:00 a.m. (Chicago time) on the Borrowing Date of each ABR Advance and at least three (3) Business Days before the Borrowing Date for each Eurodollar Advance, specifying:

              (a) the Borrowing Date of such Advance, which shall be a Business Day;

              (b)  the aggregate amount of such Advance;

              (c)  the Type of Advance selected;

              (d) in the case of each Eurodollar Advance, the Interest Period applicable thereto, which shall end on or prior to the Facility Termination Date; and

              (e) any changes to money transfer instructions previously delivered to the Agent.

Not later than noon (Chicago time) on each Borrowing Date, each Lender shall make available its Loan or Loans, in funds immediately available in Chicago, to the Agent at its address specified pursuant to Article XIII. The Agent will make
                                               ------------
the funds so received from the Lenders available to the Borrower at the Agent's aforesaid address or at such account at such other institution in the United States of America as the Borrower may indicate in the Borrowing Notice.

         2.9.  Conversion and Continuation of Outstanding Advances. ABR Advances
               ---------------------------------------------------
shall continue as ABR Advances unless and until such ABR Advances are converted into Eurodollar Advances. Each Eurodollar Advance shall continue as a Eurodollar Advance until the end of the then applicable Interest Period therefor, at which time such Eurodollar Advance shall be automatically converted into an ABR Advance unless the Borrower shall have given the Agent a Conversion/Continuation Notice requesting that, at the end of such Interest Period, such Eurodollar Advance continue as a Eurodollar Advance for the same or another Interest Period. Subject to the terms of Section 2.5, the Borrower may elect from time to
                                -----------
time to convert all or any part of an Advance of any Type into any other Type or Types of Advances; provided, however, that any conversion of any Eurodollar
                   --------  -------
Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. The Borrower shall give the Agent irrevocable notice (a "Conversion/ Continuation Notice") of each conversion of an ABR Advance or
 -------------------------------
continuation of a Eurodollar Advance not later than 10:00 a.m. (Chicago time) on the conversion date, in the case of a conversion into an ABR Advance, or at least three (3) Business Days, in the case of a conversion into or continuation of a Eurodollar Advance, prior to the date of the requested conversion or continuation, specifying:

               (a) the requested date of such conversion or continuation, which shall be a Business Day;

               (b) the aggregate amount and Type of the Advance which is to be converted or continued; and

               (c) the amount and Type(s) of Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a Eurodollar Advance, the duration of the Interest Period applicable thereto, which shall end on or prior to the Facility Termination Date.

         2.10. Changes in Interest Rate, etc. Each ABR Advance shall bear
               -----------------------------
interest at the Alternate Base Rate from and including the date of such Advance or the date on which such Advance was converted into an ABR Advance to (but not including) the date on which such ABR Advance is paid or converted to a Eurodollar Advance. Changes in the rate of interest on that portion of any Advance maintained as an ABR Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Advance shall bear interest from and including the first day of the Interest Period applicable thereto to, but not including, the last day of such Interest Period at the Eurodollar Rate determined as applicable to such Eurodollar Advance plus the Applicable Eurodollar Margin. No Interest Period may end after the Facility Termination Date. The Borrower shall select Interest Periods so that it is not necessary to repay any portion of a Eurodollar Advance prior to the last day of the applicable Interest Period in order to make a mandatory repayment required pursuant to Section 2.7(a).
            --------------

         2.11. Rates Applicable After Default. Notwithstanding anything to the
               ------------------------------
contrary contained in Section 2.8 or 2.9, no Advance may be made as, converted
                      -----------    ---
into or continued as a Eurodollar Advance (except with the consent of the Agent and the Required Lenders) when any Default or Unmatured Default has occurred and is continuing. During the continuance of a Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2
                                                                -----------
requiring unanimous consent of the Lenders to changes in interest rates), declare that each Eurodollar Advance and ABR Advance shall bear interest (for the remainder of the applicable Interest Period in the case of Eurodollar Advances) at a rate per annum equal to the rate otherwise applicable plus two percent (2%) per annum; provided, however, that such increased rate shall automatically and without action of any kind by the Lenders become and remain applicable until revoked by the Required Lenders in the event of a Default described in Section 7.6 or 7.7.
             -----------    ---

         2.12. Method of Payment. All payments of the Obligations hereunder
               -----------------
shall be made, without setoff, deduction or counterclaim, in immediately available funds to the Agent at the Agent's address specified pursuant to
Article XIII, or at any other Lending Installation of the Agent specified in
------------
writing by the Agent to the Borrower (at least two Business Days in advance) by noon (Chicago time) on the date when due and shall be applied ratably by the Agent among the Lenders. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds that the Agent received at its address specified pursuant to
Article XIII or at any Lending Installation specified in a notice received by
------------
the Agent from such Lender. The Agent is hereby authorized to charge the account of the Borrower maintained with the Agent for each payment of principal, interest and fees as it becomes due hereunder.

         2.13. Notes. Each Lender is hereby authorized to record the principal
               -----
amount of each of its Loans and each repayment on the schedule attached to its Note; provided, however, that neither the failure to so record nor any error in
      --------  -------
such recordation shall affect the Borrower's obligations under such Note.

         2.14. Interest Payment Dates; Interest and Fee Basis. Interest accrued
               ----------------------------------------------
on each ABR Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which an ABR Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any ABR Advance converted into a Eurodollar Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Eurodollar Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest and commitment fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (Chicago time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

         2.15. Notification of Advances, Interest Rates, Prepayments and
               ---------------------------------------------------------
Commitment Reductions. Promptly after receipt thereof, the Agent will notify
---------------------
each Lender of the contents of each Aggregate Commitment reduction notice, Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. The Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

         2.16. Lending Installations. Each Lender may book its Loans at any
               ---------------------
Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

         2.17. Non-Receipt of Funds by the Agent. Unless the Borrower or a
               ---------------------------------
Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (a) in the case of a Lender, the proceeds of a Loan, or (b) in the case of the Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If the Borrower has not in fact made such payment to the Agent, the Lenders shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Effective Rate for such day. If any Lender has not in fact made such payment to the Agent, such Lender or the Borrower shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (a) in the case of payment by a Lender, the Federal Funds Effective Rate for such day, or (b) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

         2.18. Taxes. (a) Any payments made by either Loan Party under this
               -----
Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes or any other tax based upon any income imposed on the Agent or any Lender by the jurisdiction in which the Agent or such Lender is incorporated or has its principal place of business or maintains its Lending Installation. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Agent or any Lender hereunder, the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Non- Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in or pursuant to this Agreement; provided, however, that no Loan Party shall be required to increase
           --------  -------
any such amounts payable to any Lender that is not organized under the laws of the U.S. or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this Section 2.18. Whenever any Non-Excluded Taxes are
                         ------------
payable by either Loan Party, as promptly as practicable thereafter such Loan Party shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by such Loan Party showing payment thereof. If either Loan Party fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, each Loan Party shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure. The agreements in this Section 2.18
                                                                   ------------
shall survive the termination of this Agreement and the payment of all other amounts payable hereunder.

               (b) At least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower and the Agent two duly completed and properly executed copies of United States Internal Revenue Service Form 1001 or 4224 (or a successor form), certifying in either case that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 (or a successor form) further undertakes to deliver to each of the Borrower and the Agent two additional duly completed and properly executed copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and each tax year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

         2.19. Agent's Fees. The Borrower shall pay to the Agent those fees, in
               ------------
addition to the Facility Fees referenced in Section 2.4(a), in the amounts and
                                            --------------
at the times separately agreed to between the Agent and the Borrower.

                                  ARTICLE III

                            CHANGE IN CIRCUMSTANCES
                            -----------------------

         3.1.  Yield Protection. If, after the date hereof, the adoption of or
               ----------------
any change in any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any new interpretation thereof, or the compliance of any Lender with such adoption, change or interpretation,

               (a) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding taxation of the overall net income of any Lender or applicable Lending Installation imposed by the jurisdiction in which such Lender or Lending Installation is incorporated or has its principal place of business), or changes the basis of taxation of principal, interest or any other payments to any Lender or Lending Installation in respect of its Loans or other amounts due it hereunder, or

               (b) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

               (c) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining Loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with any Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans held, or interest received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or resulting in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans and its Commitment.

         3.2.  Changes in Capital Adequacy Regulations. If a Lender determines
               ---------------------------------------
the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy). "Change" means (a) any change after the date
                                   ------
of this Agreement in the Risk-Based Capital Guidelines, or (b) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means (a) the risk-based capital guidelines in
 -----------------------------
effect in the United States on the date of this Agreement and (b) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices entitled "International Convergence of Capital Measurements and Capital Standards" and any amendments to such regulations adopted prior to the date of this Agreement.

         3.3.  Availability of Types of Advances. If any Lender determines that
               ---------------------------------
maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (a) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available, or (b) the interest rate applicable to a Eurodollar Advance does not accurately or fairly reflect the cost of making or maintaining such Advance, then the Agent shall suspend the availability of the Eurodollar Advances until such circumstance no longer exists and require any Eurodollar Advances to be repaid.

         3.4.  Funding Indemnification. If any payment of a Eurodollar Advance
               -----------------------
occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify the Agent and each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Eurodollar Advance.

         3.5.  Lender Statements; Survival of Indemnity. To the extent
               ----------------------------------------
reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Advances to reduce any liability of the Borrower to such Lender under Sections 2.18, 3.1 and 3.2 or to avoid the
                                  -------------  ---     ---
unavailability of a Type of Advance under Section 3.3, so long as such
                                          -----------
designation is not disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Agent) as to the amount due, if any, under Section 3.1, 3.2 or 3.4. Such written statement
                                 -----------  ---    ---
shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Advance shall be calculated as though each Lender funded its Eurodollar Advances through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of the written statement. The obligations of the Borrower under Sections 3.1, 3.2 and 3.4 shall survive payment of the
               ------------  ---     ---
Obligations and termination of this Agreement.

                                  ARTICLE IV

                             CONDITIONS PRECEDENT
                             --------------------

         4.1.  Initial Loans. The Lenders shall not be required to make the
               -------------
initial Advance hereunder unless each Loan Party has furnished the following to the Agent with sufficient copies for the Lenders and the other conditions set forth below have been satisfied:

               (a) Charter Documents; Good Standing Certificates. Copies of the
                   ---------------------------------------------
         certificate of incorporation of each Loan Party, together with all amendments thereto, both certified by the appropriate governmental officer in its jurisdiction of incorporation, together with a good standing certificate issued by the Secretary of State of the jurisdiction of its incorporation and such other jurisdictions as shall be reasonably requested by the Agent.

               (b) By-Laws and Resolutions. Copies, certified by the Secretary
                   -----------------------
         or Assistant Secretary of the relevant Loan Party, of its by-laws and of its Board of Directors' resolutions authorizing the execution, delivery and performance of the Loan Documents to which it is a party.

               (c) Secretary's Certificate. An incumbency certificate, executed
                   -----------------------
         by the Secretary or Assistant Secretary of the relevant Loan Party, which shall identify by name and title and bear the signature of the officers of such Loan Party authorized to sign the Loan Documents and, in the case of the Borrower, to make borrowings hereunder, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

               (d) Officer's Certificate. A certificate signed by an Authorized
                   ---------------------
         Officer of the Borrower, in form and substance satisfactory to the Agent, to the effect that on the initial Borrowing Date (both before and after giving effect to the consummation of the transactions contemplated hereby and the making of the Loans hereunder): (i) no Default or Unmatured Default has occurred and is continuing; (ii) no injunction or temporary restraining order which would prohibit the making of the Loans or other litigation which could reasonably be expected to have a Material Adverse Effect is pending or, to the best of such Person's knowledge, threatened; (iii) all orders, consents, approvals, licenses, authorizations, or validations of, or filings, recordings or registrations with, or exemptions by, any Governmental Authority required in connection with the execution, delivery and performance of this Agreement have been or, prior to the time required, will have been, obtained, given, filed or taken and are or will be in full force and effect (or the relevant Loan Party has obtained effective judicial relief with respect to the application thereof) and all applicable waiting periods have expired; (iv) each of the representations and warranties set forth in Article V of this Agreement is true and correct on and as of the initial Borrowing Date; and (v) since December 31, 1995, no event or change has occurred that has caused or evidences a Material Adverse Effect.

              (e)   Legal Opinion. A written opinion of Brobeck, Phleger &
                    -------------
       Harrison LLP., counsel to each Loan Party, addressed to the Agent and the Lenders in form and substance acceptable to the Agent and its counsel.

              (f)   Notes. Notes payable to the order of each of the Lenders
                    -----
       duly executed by the Borrower.

              (g)   Loan Documents. Executed originals of this Agreement and
                    --------------
       each of the Loan Documents, which shall be in full force and effect, together with all schedules, exhibits, certificates, instruments, opinions, documents and financial statements required to be delivered pursuant hereto and thereto.

              (h)   Letters of Direction. Written money transfer instructions
                    --------------------
       with respect to the initial Advances and to future Advances in form and substance acceptable to the Agent and its counsel addressed to the Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Agent may have reasonably requested.

              (i)   Solvency Certificate. A written solvency certificate from
                    --------------------
       the chief financial officer of the relevant Loan Party in form and content satisfactory to the Agent with respect to the value, Solvency and other factual information, or relating to, as the case may be, of such Loan Party on a consolidated basis.

              (j)   Regulatory Matters. Receipt of any required regulatory
                    ------------------
       approvals from any Governmental Authority.

              (k)   Investment Policy Guidelines. Certified copy of the
                    ----------------------------
       investment policy guidelines adopted by the finance committee of the board of directors of Parent and the board of directors of the Borrower.

              (l)   Other. Such other documents as the Agent, any Lender or
                    -----
       their counsel may have reasonably requested.

       4.2.   Each Future Advance.  The Lenders shall not be required to make
              -------------------
any Advance unless on the applicable Borrowing Date:

              (a) There exists no Default or Unmatured Default and none would result from such Advance;

              (b) The representations and warranties contained in Article V are true and correct as of such Borrowing Date;

              (c)   A Borrowing Notice shall have been properly submitted; and

              (d) All legal matters incident to the making of such Advance shall be satisfactory to the Lenders and their counsel.

       Each Borrowing Notice with respect to each such Advance shall constitute a representation and warranty by each Loan Party that the conditions contained in Section 4.2(a), (b) and (c) have been satisfied. Any Lender may require a
   ---------------------------
duly completed compliance certificate in substantially the form of Exhibit B
                                                                   ---------
hereto as a condition to making an Advance.


                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

       Each Loan Party represents and warrants to the Lenders that:

       5.1.   Corporate Existence and Standing. Each Loan Party and each of its
              --------------------------------
Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and is duly qualified and in good standing as a foreign corporation and is duly authorized to conduct its business in each jurisdiction in which its business is conducted or proposed to be conducted, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

       5.2.   Authorization and Validity. Each Loan Party has all requisite
              --------------------------
power and authority (corporate and otherwise) and legal right to execute and deliver each of the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by each Loan Party of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings and the Loan Documents constitute legal, valid and binding obligations of such Loan Party enforceable against it in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

       5.3.   Compliance with Laws and Contracts. Each Loan Party and each of
              ----------------------------------
its Subsidiaries have complied in all material respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Neither the execution and delivery by either Loan Party of the Loan Documents to which it is party, the application of the proceeds of the Loans or the consummation of the transactions contemplated in the Loan Documents, nor compliance with the provisions of the Loan Documents will, or at the relevant time did, (a) violate any law, rule, regulation (including Regulations G, T, U and X), order, writ, judgment, injunction, decree or award binding on such Loan Party or any of its Subsidiaries or the charter, articles or certificate of incorporation or by-laws of such Loan Party or any of its Subsidiaries, (b) violate the provisions of or require the approval or consent of any party to any indenture, instrument or agreement to which such Loan Party or any of its Subsidiaries is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than Liens permitted by, the Loan Documents) in, of or on the property of such Loan Party or any of its Subsidiaries pursuant to the terms of any such indenture, instrument or agreement, or (c) require any consent of the stockholders of any Person, except for approvals or consents which will be obtained on or before the initial Advance and are disclosed on
Schedule 5.3, except for any violation of, or failure to obtain an approval or
------------
consent required under, any such indenture, instrument or agreement that could not reasonably be expected to have a Material Adverse Effect.

       5.4.   Governmental Consents. No order, consent, approval, qualification,
              ---------------------
license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of, any court, governmental or public body or authority, or any subdivision thereof, any securities exchange or other Person is or at the relevant time was required to authorize, or is or at the relevant time was required in connection with the execution, delivery, consummation or performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents or the application of the proceeds of the Loans or any other transaction contemplated in the Loan Documents. No Loan Party nor any of its Subsidiaries is in default under or in violation of any foreign, federal, state or local law, rule, regulation, order, writ, judgment, injunction, decree or award binding upon or applicable to such Loan Party or such Subsidiary, in each case the consequences of which default or violation could reasonably be expected to have a Material Adverse Effect.

       5.5.   Financial Statements. The Borrower has heretofore furnished to
              --------------------
each of the Lenders (a) the December 31, 1995 unaudited consolidated financial statements of Parent and its Subsidiaries, (b) the unaudited consolidated financial statements of Parent and its Subsidiaries through September 30, 1996,
(c) the December 31, 1995 audited financial statements of Charter Group, Inc. and its Subsidiaries, (d) the December 31, 1995 audited financial statements of Valley Insurance Co., (e) the December 31, 1995 audited balance sheet of the Borrower and its Subsidiaries, (f) the September 30, 1996 unaudited balance sheets and income statements of Parent, the Borrower (excluding White Mountains Insurance Company related transactions), White Mountains Insurance Company (as if no business was reinsured through Valley Insurance Company), Financial Security Assurance Holdings Ltd., Folksamerica Holding Company, Inc. and Main Street America Holdings, Inc., (g) the December 31, 1995 unaudited consolidated financial statements of the Borrower and its Subsidiaries, (h) the December 31, 1995 Annual Statement of each Insurance Subsidiary and (i) the September 30, 1996 Quarterly Statement of each Insurance Subsidiary (collectively, the "Financial Statements"). Each of the Financial Statements (other than as
 --------------------
described in clause (f)) was prepared in accordance with Agreement Accounting
             ----------
Principles or SAP, as applicable, and fairly presents the consolidated financial condition and operations of the Person which is the subject of such Financial Statements at such dates and the consolidated results of their operations for the respective periods then ended (except, in the case of such unaudited statements, for normal year-end audit adjustments).


       5.6.   Material Adverse Change. No material adverse change in the
              -----------------------
business, Property, condition (financial or otherwise), performance, prospects or results of operations of the Borrower and its Subsidiaries has occurred since December 31, 1995.

       5.7.   Taxes. Neither Loan Party nor any of its Subsidiaries is required
              -----
to file United States federal, foreign, state or local tax returns. As of the date hereof, the United States income tax returns of Holdings on a consolidated basis have been audited by the Internal Revenue Service through its fiscal period ending October 23, 1985, and all tax periods beginning on or after October 24, 1985 are currently being audited. No tax liens have been filed and no claims are being asserted with respect to any taxes of Holdings which could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of Holdings in respect of any taxes or other governmental charges of Holdings are in accordance with Agreement Accounting Principles.

       5.8.   Litigation and Contingent Obligations. There is no litigation,
              -------------------------------------
arbitration, proceeding, inquiry or governmental investigation pending or, to the knowledge of any of their officers, threatened against or affecting either Loan Party or any of its Subsidiaries or any of their respective properties which could reasonably be expected to have a Material Adverse Effect or to prevent, enjoin or unduly delay the making of the Loans under this Agreement. No Loan Party nor any of its Subsidiaries has any material contingent obligations incurred outside of the ordinary course of its business except as set forth on
Schedule 5.16 or disclosed in the financial statements required to be delivered
-------------
under Section 6.1(a) and (b) and as permitted under this Agreement.
      --------------     ---

       5.9.   Capitalization. Schedule 5.9 hereto contains (a) an accurate
              --------------  ------------
description of each Loan Party's capitalization as of September 30, 1996 (after giving effect to the application of the proceeds of Loans incurred by the Borrower on the initial Borrowing Date) and (b) an accurate list of all of the existing Subsidiaries of each Loan Party as of the date of this Agreement, setting forth their respective jurisdictions of incorporation and the percentage of their capital stock owned by such Loan Party or its other Subsidiaries. All of the issued and outstanding shares of capital stock of each Loan Party and of each Subsidiary of such Loan Party have been duly authorized and validly issued, are fully paid and non-assessable, and are free and clear of all Liens. No authorized but unissued or treasury shares of capital stock of each Loan Party or any of its Subsidiaries are subject to any option, warrant, right to call or commitment of any kind or character. Except as set forth on Schedule 5.9 or
                                                            ------------
pursuant to management incentive plans implemented after the date of this Agreement, no Loan Party nor any of its Subsidiaries has any outstanding stock or securities convertible into or exchangeable for any shares of its capital stock, or any right issued to any Person (either preemptive or other) to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to any of its capital stock or any stock or securities convertible into or exchangeable for any of its capital stock other than as expressly set forth in the certificate or articles of incorporation of such Loan Party or such Subsidiary. No Loan Party nor any of its Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any convertible securities, rights or options of the type described in the preceding sentence except as otherwise set forth on Schedule 5.9 or pursuant to management
                                          ------------
incentive plans implemented after the date of this Agreement.

       5.10.  ERISA. Except as disclosed on Schedule 5.10, no Loan Party nor any
              -----                         -------------
other member of the Controlled Group maintains any Single Employer Plans, and no Single Employer Plan has any Unfunded Liability. No Loan Party nor any other member of the Controlled Group maintains, or is obligated to contribute to, any Multiemployer Plan or has incurred, or is reasonably expected to incur, any withdrawal liability to any Multiemployer Plan. Each Plan complies in all material respects with all applicable requirements of law and regulations other than any such failure to comply which could not reasonably be expected to have a Material Adverse Effect. No Loan Party nor any member of the Controlled Group has, with respect to any Plan, failed to make any contribution or pay any amount required under
Section 412 of the Code or Section 302 of ERISA or the terms of such Plan. There are no pending or, to the knowledge of either Loan Party, threatened claims, actions, investigations or lawsuits against any Plan, any fiduciary thereof, or either Loan Party or any member of the Controlled Group with respect to a Plan. No Loan Party nor any member of the Controlled Group has engaged in any prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) in connection with any Plan which would subject such Person to any material liability. Within the last five years no Loan Party nor any member of the Controlled Group has engaged in a transaction which resulted in a Single Employer Plan with an Unfunded Liability being transferred out of the Controlled Group which could reasonably be expected to have a Material Adverse Effect. No Termination Event has occurred or is reasonably expected to occur with respect to any Plan which is subject to Title IV of ERISA which could reasonably be expected to have a Material Adverse Effect.

       5.11.  Defaults. No Default or Unmatured Default has occurred and is
              --------
continuing.

       5.12.  Federal Reserve Regulations. No Loan Party nor any of its
              ---------------------------
Subsidiaries is engaged, directly or indirectly, principally, or as one of its important activities, in the business of extending, or arranging for the extension of, credit for the purpose of purchasing or carrying Margin Stock. No part of the proceeds of any Loan will be used in a manner which would violate, or result in a violation of, Regulation G, Regulation T, Regulation U or Regulation X. Neither the making of any Advance hereunder nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation G, Regulation T, Regulation U or Regulation X.

       5.13.  Investment Company. No Loan Party nor any of its Subsidiaries is,
              ------------------
or after giving effect to any Advance will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

       5.14.  Certain Fees. No broker's or finder's fee or commission was, is
              ------------
or will be payable by either Loan Party or any of its Subsidiaries with respect to any of the transactions contemplated by this Agreement, except as described in Section 9.5. Each Loan Party hereby agrees to indemnify the Agent and the
   -----------
Lenders against and agrees that it will hold each of them harmless from any claim, demand or liability for broker's or finder's fees or commissions alleged to have been incurred by either Loan Party in connection with any of the transactions contemplated by this Agreement and any expenses (including, without limitation, attorneys' fees and time charges of attorneys for the Agent or any Lender, which attorneys may be employees of the Agent or any Lender) arising in connection with any such claim, demand or liability. No other similar fee or commissions will be payable by either Loan Party or any of its Subsidiaries for any other services rendered to such Loan Party or such Subsidiary ancillary to any of the transactions contemplated by this Agreement.

       5.15.  Solvency. As of the date hereof, after giving effect to the
              --------
consummation of the transactions contemplated by the Loan Documents and the payment of all fees, costs and expenses payable by each Loan Party or any of its Subsidiaries with respect to the transactions contemplated by the Loan Documents and the application of the proceeds of Loans incurred by the Borrower on the initial Borrowing Date, each Loan Party and each of its Subsidiaries is Solvent.

       5.16.  Indebtedness. Attached hereto as Schedule 5.16 is a complete and
              ------------                     -------------
correct list of all Indebtedness of each Loan Party and each of its Subsidiaries outstanding on the date of this Agreement (other than Indebtedness in a principal amount not exceeding $100,000 for a single item of Indebtedness and $1,000,000 in the aggregate for all such Indebtedness listed, it being understood and agreed that any such Indebtedness shall be permitted to exist pursuant to Section 6.11(b) notwithstanding the absence thereof on
            ---------------
Schedule 5.16), showing the aggregate principal amount which was outstanding on
-------------
such date after giving effect to the application of the proceeds of Loans incurred by the Borrower on the initial Borrowing Date.

       5.17.  Insurance Licenses. Schedule 5.17 hereto lists all of the
              ------------------  -------------
jurisdictions in which any Insurance Subsidiary holds a License and is authorized to and does transact insurance business as of the date of this Agreement. No such License, the loss of which could reasonably be expected to have a Material Adverse Effect, is the subject of a proceeding for suspension or revocation. To each Loan Party's knowledge, there is no sustainable basis for such suspension or revocation, and no such suspension or revocation has been threatened by any Governmental Authority.

       5.18.  Material Agreements. Except as set forth on Schedule 5.18 and
              -------------------                         -------------
except for agreements or arrangements with regulatory agencies with regard to Insurance Subsidiaries, no Loan Party nor any of its Subsidiaries is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect or which restricts or imposes conditions upon the ability of any Subsidiary of a Loan Party to (a) pay dividends or make other distributions on its capital stock
(b) make loans or advances to either Loan Party, (c) repay loans or advances from either Loan Party or (d) grant Liens to the Agent to secure the Obligations. No Loan Party nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect.

       5.19.  Environmental Laws. There are no claims, investigations,
              ------------------
litigation, administrative proceedings, notices, requests for information (each a "Proceeding"), whether pending or threatened, or judgments or orders asserting
   ----------
violations of applicable federal, state and local environmental, health and safety statutes, regulations, ordinances, codes, rules, orders, decrees, directives and standards ("Environmental Laws") or relating to any toxic or
                           ------------------
hazardous waste, substance or chemical or any pollutant, contaminant, chemical or other substance defined or regulated pursuant to any Environmental Law, including, without limitation, asbestos, petroleum, crude oil or any fraction thereof ("Hazardous Materials") asserted against either Loan Party or any of its
          -------------------
Subsidiaries, other than in connection with an insurance policy issued in the ordinary course of business to any Person (other than Holdings or any Subsidiary of Holdings), which, in any case, could reasonably be expected to have a Material Adverse Effect. As of the date hereof, Parent and its Subsidiaries do not have liabilities exceeding $100,000 in the aggregate for all of them with respect to compliance with applicable Environmental Laws or related to the generation, treatment, storage, disposal, release, investigation or cleanup of Hazardous Materials, and no facts or circumstances exist which could give rise to such liabilities with respect to compliance with applicable Environmental Laws and the generation, treatment, storage, disposal, release, investigation or cleanup of Hazardous Materials.

       5.20.  Insurance. Each Loan Party and each of its Subsidiaries maintain
              ---------
with financially sound and reputable insurance companies insurance on their Property in such amounts and covering such risks as is consistent with sound business practice.

       5.21.  Disclosure. No information, exhibit or report furnished by either
              ----------
Loan Party or any of its Subsidiaries to the Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not materially misleading. There is no fact known to either Loan Party (other than matters of a general economic or political nature) that has had or could reasonably be expected to have a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated by this Agreement.


                                  ARTICLE VI

                                   COVENANTS
                                   ---------

       During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

       6.1.   Financial Reporting. Parent will maintain, for itself and each of
              -------------------
its Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, consistently applied, and furnish to the Lenders:

              (a) As soon as practicable and in any event within 100 days after the close of each of its Fiscal Years, an unqualified audit report certified by independent certified public accountants, acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated and consolidating basis (consolidating statements need not be certified by such accountants) for itself and its Subsidiaries, including balance sheets as of the end of such period and related statements of income, retained earnings and cash flows accompanied by a certificate of said accountants that, in the course of the examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof.

              (b) As soon as practicable and in any event within 60 days after the close of each of the first three Fiscal Quarters of each of its Fiscal Years, for itself and its Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating statements of income, retained earnings and cash flows for the period from the beginning of such Fiscal Year to the end of such quarter, all certified by its chief financial officer.


              (c) (i) Upon the earlier of (A) fifteen (15) days after the regulatory filing date or (B) seventy-five (75) days after the close of each fiscal year of each Insurance Subsidiary of the Parent, copies of the unaudited Annual Statement of such Insurance Subsidiary, certified by the chief financial officer or the treasurer of such Insurance Subsidiary, all such statements to be prepared in accordance with SAP and
       (ii) no later than each June 15, copies of financial statements prepared in accordance with SAP, or generally accepted accounting principles with a reconciliation to SAP, and certified by independent certified public accountants of recognized national standing.

              (d) Upon the earlier of (i) ten (10) days after the regulatory filing date or (ii) sixty (60) days after the close of each of the first three (3) fiscal quarters of each fiscal year of each Insurance Subsidiary of the Parent, copies of the unaudited Quarterly Statement of each of the Insurance Subsidiaries of the Parent, certified by the chief financial officer or the treasurer of such Insurance Subsidiary, all such statements to be prepared in accordance with SAP.

              (e) Promptly and in any event within ten (10) days after (i) learning thereof, notification of any changes after the date of this Agreement in the rating given by A.M. Best & Co. in respect of any Insurance Subsidiary of the Parent and (ii) receipt thereof, copies of any ratings analysis by A.M. Best & Co. relating to any Insurance Subsidiary of the Parent.

              (f) Copies of any outside actuarial reports prepared with respect to any valuation or appraisal of any Insurance Subsidiary of the Parent, promptly after the receipt thereof.

              (g)  Together with the financial statements required by clauses
       (a) and (b) above, a compliance certificate in substantially the form of Exhibit B hereto signed by the Borrower's chief financial officer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

              (h) Promptly after the same becomes available after the close of each Fiscal Year, a statement of the Unfunded Liabilities of each Single Employer Plan, certified as correct by an actuary enrolled under ERISA.

              (i) As soon as possible and in any event within 10 days after such Loan Party knows that any Termination Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of such Loan Party, describing said Termination Event and the action which such Loan Party proposes to take with respect thereto.

              (j) As soon as possible and in any event within 10 days after receipt by such Loan Party, a copy of (i) any notice, claim, complaint or order to the effect that such Loan

         Party or any of its Subsidiaries is or may be liable to any Person as a result of the release by such Loan Party or any of its Subsidiaries of any Hazardous Materials into the environment or requiring that action be taken to respond to or clean up a Release of Hazardous Materials into any violation of any Environmental Law or Environmental Permit by such Loan Party or any of its Subsidiaries. Within ten days of such Loan Party or any of its Subsidiaries having knowledge of the enactment or promulgation of any Environmental Law which could reasonably be expected to have a Material Adverse Effect, such Loan Party shall provide the Agent with written notice thereof.

                  (k) Promptly upon the furnishing thereof to the shareholders of such Loan Party, copies of all financial statements, reports and proxy statements so furnished.

                  (l) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which such Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission, the National Association of Securities Dealers, any securities exchange, the NAIC or any insurance commission or department or analogous Governmental Authority (including any filing made by such Loan Party or any of its Subsidiaries pursuant to any insurance holding company act or related rules or regulations), but excluding routine or non-material filings with the NAIC, any insurance commissioner or department or analogous Governmental Authority.

                  (m) Promptly and in any event within ten (10) days after learning thereof, notification of (i) any material tax assessment, demand, notice of proposed deficiency or notice of deficiency received by Holdings or any other Consolidated Person or (ii) the filing of any tax Lien or commencement of any judicial proceeding by or against any such Consolidated Person, if any such assessment, demand, notice, Lien or judicial proceeding relates to tax liabilities in excess of ten percent (10%) of the net worth (determined according to generally accepted accounting standards and without reduction for any reserve for such liabilities) of such Loan Party and its Subsidiaries taken as a whole.

                  (n) Promptly after available, any management letter prepared by the accountants conducting the audit of the financial statements delivered pursuant to Section 6.1(a).

                  (o) Promptly after reviewed by the relevant board of directors, a copy of the Borrower's and Parent's investment policy compliance report.

                  (p) Such other information (including, without limitation, the annual Best's Advance Report Service report prepared with respect to each Insurance Subsidiary of the Parent rated by A.M. Best & Co. and non-financial information) as the Agent or any Lender may from time to time reasonably request.

         6.2.     Use of Proceeds. The Borrower will, and will cause each of its
                  ---------------
Subsidiaries to, use the proceeds of the Advances to meet the working capital and general corporate needs of the Borrower and its Subsidiaries, including but not limited to the purchase of Finance Assets. The

Borrower will not, nor will it permit any of its Subsidiaries to, use any of the proceeds of the Advances in any manner which would violate, or result in the violation of, Regulation G, Regulation T, Regulation U or Regulation X or to finance the Purchase of any Person which has not been approved and recommended by the board of directors (or functional equivalent thereof) of such Person.

         6.3.  Notice of Default. The Borrower will give prompt notice in
               -----------------
writing to the Lenders of the occurrence of (a) any Default or Unmatured Default, (b) of any other event or development, financial or other, relating specifically to either Loan Party or any of its Subsidiaries (and not of a general economic or political nature) which could reasonably be expected to have a Material Adverse Effect, (c) receipt by either Loan Party or any of its Subsidiaries of any notice from any Governmental Authority of the expiration without renewal, revocation or suspension of, or the institution of any proceedings to revoke or suspend, any License now or hereafter held by any Insurance Subsidiary of the Parent which is required to conduct insurance business in compliance with all applicable laws and regulations and the expiration, revocation or suspension of which could reasonably be expected to have a Material Adverse Effect, (d) receipt by either Loan Party or any of its Subsidiaries of any notice from any Governmental Authority of the institution of any disciplinary proceedings against or in respect of any Insurance Subsidiary of the Parent, or the issuance of any order, the taking of any action or any request for an extraordinary audit for cause by any Governmental Authority which, if adversely determined, could reasonably be expected to have a Material Adverse Effect, (e) any material judicial or administrative order of which either Loan Party or any of its Subsidiaries is aware limiting or controlling the insurance business of any Insurance Subsidiary (and not the insurance industry generally) which has been issued or adopted or (f) the commencement of any litigation of which either Loan Party or any of its Subsidiaries is aware which could reasonably be expected to create a Material Adverse Effect.

         6.4.  Conduct of Business. Each Loan Party will, and will cause each of
               -------------------
its Subsidiaries to, (a) carry on and conduct its business in substantially the same manner as it is presently conducted, (b) not conduct any significant business except for financial services, (c) do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except where the failure to maintain such authority could not reasonably be expected to have a Material Adverse Effect and (d) do all things necessary to renew, extend and continue in effect all Licenses which may at any time and from time to time be necessary for any Insurance Subsidiary of the Parent to operate its insurance business in compliance with all applicable laws and regulations except for any License the loss of which could not reasonably be expected to have a Material Adverse Effect; provided, that any Insurance
                                            --------
Subsidiary of the Parent may withdraw from one or more states (other than its state of domicile) as an admitted insurer if such withdrawal is determined by such Loan Party's Board of Directors to be in the best interest of such Loan Party and could not reasonably be expected to have a Material Adverse Effect.

         6.5.  Taxes. At any time on and after the date Parent or any of its
               -----
Subsidiaries is required to do so, each Loan Party will, and will cause each of its Subsidiaries to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by applicable law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with generally accepted accounting principles or SAP, as applicable.

         6.6.  Insurance. Each Loan Party will, and will cause each of its
               ---------
Subsidiaries to, maintain with financially sound and reputable insurance companies insurance on all their Property in such amounts and covering such risks as is consistent with sound business practice, and the Borrower will furnish to the Agent and any Lender upon request full information as to the insurance carried.

         6.7.  Compliance with Laws. Each Loan Party will, and will cause each
               --------------------
of its Subsidiaries to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

         6.8.  Maintenance of Properties. Each Loan Party will, and will cause
               -------------------------
each of its Subsidiaries to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

         6.9.  Inspection. Each Loan Party will, and will cause each of its
               ----------
Subsidiaries to, at reasonable times during normal business hours and upon reasonable notice, permit the Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, corporate books and financial records of such Loan Party and such Subsidiary, to examine and make copies of the books of accounts and other financial records of such Loan Party and such Subsidiary, and to discuss the affairs, finances and accounts of such Loan Party and such Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Lenders may designate. Each Loan Party will keep or cause to be kept, and cause each of its Subsidiaries to keep or cause to be kept, appropriate records and books of account in which complete entries are to be made reflecting its and their business and financial transactions, such entries to be made in accordance with Agreement Accounting Principles or SAP, as applicable.

         6.10. Dividends. The Borrower may declare and pay dividends or make
               ---------
distributions to Parent.

         6.11. Indebtedness.  No Loan Party will, nor will it permit any of its
               ------------
Subsidiaries to, create, incur or suffer to exist any Indebtedness, except:

               (a)    the Loans;

               (b) Indebtedness existing on the date hereof and described in
         Schedule 5.16 hereto and any renewals, extensions, refundings or
         -------------
         refinancings of such Indebtedness; provided that the amount thereof is
                                            --------
         not increased and the maturity of principal thereof is not shortened (unless to a maturity occurring after the Facility Termination Date);

               (c) Indebtedness owing by (x) either Loan Party to any Wholly-Owned Subsidiary of a Loan Party and (y) any Wholly-Owned Subsidiary to a Wholly-Owned Subsidiary of a Loan Party or either Loan Party;

               (d) Indebtedness permitted under the White Mountains Credit Agreement;

               (e) Indebtedness secured by Liens permitted pursuant to Section 6.15(f); and

               (f) other Indebtedness of either Loan Party or any of its Subsidiaries to the extent not otherwise included in subparagraphs (a) through (e) of this Section 6.11, or in Section 6.14, in an aggregate
                             ------------        ------------
         amount outstanding at any one time not to exceed $5,000,000.

         6.12. Merger.  No Loan Party will, nor will it permit any Significant
               ------
Subsidiary to, merge or consolidate with or into any other Person, except that:

               (a)  a Wholly-Owned Subsidiary may merge with (i) either
         Loan Party, (ii) any Wholly-Owned Subsidiary of either Loan Party or
         (iii) any other Person so long as no Default or Unmatured Default shall have occurred or be continuing before and after giving effect to such merger and the surviving entity of such merger is a Wholly-Owned Subsidiary of either Loan Party;

               (b) a Significant Subsidiary (other than the Borrower) may merge or consolidate with any Person so long as neither Parent, the Borrower, nor any of their Subsidiaries shall hold any capital stock of such Significant Subsidiary after giving effect to such merger or consolidation; and

               (c)  either Loan Party may merge into any Person so long as
         (i) such Loan Party is the surviving entity of such merger, (ii) no Default or Unmatured Default shall have occurred or be continuing before and after giving effect to such merger and (iii) the covenants contained in Section 6.20 shall be complied with on a pro forma basis
                      ------------
         on the date of, and after giving effect to, such merger.

         6.13. Investments and Purchases. No Loan Party will, and will not
               -------------------------
permit any of its Subsidiaries to, make or suffer to exist any Investments (including, without limitation, loans and advances to, and other Investments in, Subsidiaries of either Loan Party), or commitments therefor, or create any Subsidiary or become or remain a partner in any partnership or joint venture, or make any Purchases, except:

               (a)  Investments in existence on the date hereof;

               (b) loans and advances to employees in the ordinary course of business and consistent with past practices;

               (c) Investments made in Subsidiaries and in Main Street America Holdings, Inc., Folksamerica Holding Company Inc. and Financial Security Assurance Holdings Ltd.;

               (d) Purchases of businesses or entities engaged in the insurance and/or insurance services business which do not constitute hostile takeovers; and

               (e) other Investments, so long as any such Investment is materially consistent with such Loan Party's investment policy guidelines as approved from time to time by the finance committee of the board of directors of Parent and the board of directors of the Borrower (a copy of the current version of such guidelines having been delivered to each Lender); provided that any change from the guidelines previously submitted to the Lenders shall not materially adversely affect the Lenders.

         6.14. Contingent Obligations. No Loan Party will, nor will it permit
               ----------------------
any of its Subsidiaries to, make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary of either Loan Party), except (a) the issuance of financial guarantees in the ordinary course of business, (b) by endorsement of instruments for deposit or collection in the ordinary course of business, (c) for insurance policies issued in the ordinary course of business and (d) the issuance of intercompany guarantees so long as the primary obligation is permitted under this Agreement.

         6.15. Liens.  No Loan Party will, nor will it permit any of its
               -----
Subsidiaries to, create, incur, or suffer to exist any Lien in, of or on the Property (other than Margin Stock) of such Loan Party or any of its Subsidiaries, except:

               (a) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with generally accepted principles of accounting shall have been set aside on its books;

               (b) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure the payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

               (c) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

               (d) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of such Loan Party or any of its Subsidiaries;

               (e)   Liens existing on the date hereof and described in Schedule
                                                                        --------
         6.15 hereto;
         ----

               (f) Liens in, of or on Property acquired after the date of this Agreement (by purchase, construction or otherwise) by either Loan Party or any of its Subsidiaries, each of which Liens either (1) existed on such Property before the time of its acquisition and was not created in anticipation thereof, or (2) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such Property; provided that no such Lien shall extend to or cover any Property of such Loan Party or such Subsidiary other than the Property so acquired and improvements thereon; and provided, further, that the principal amount of Indebtedness secured by any such Lien shall at the time the Lien is incurred not exceed 75% of the fair market value (as determined in good faith by a financial officer of such Loan Party and, in the case of any Property having a fair market value in excess of $500,000, certified by such officer to the Agent, with a copy for each Lender) of the Property at the time it was so acquired; and

               (g)   Liens not otherwise permitted by the foregoing clauses
         (a) through (f) securing any Indebtedness of either Loan Party, provided that the aggregate principal amount of Indebtedness secured by
         --------
         Liens permitted by this clause (g) shall not exceed $3,000,000 at any time.

         6.16.       Affiliates. No Loan Party will, and will not permit any of
                     ----------
its Subsidiaries to, enter into any material transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliates (other than a Wholly-Owned Subsidiary of either Loan Party), except in the ordinary course of business and pursuant to the reasonable requirements of such Loan Party's or such Subsidiary's business and upon fair and reasonable terms no less favorable to such Loan Party or such Subsidiary than such Loan Party or such Subsidiary would obtain in a comparable arms-length transactions and except for the FSA Transfer.

         6.17.       Environmental Matters. Each Loan Party shall and shall
                     ---------------------
cause each of its Subsidiaries to (a) at all times comply in all material respects with all applicable Environmental Laws and (b) promptly take any and all necessary remedial actions in response to the presence, storage, use, disposal, transportation or Release of any Hazardous Materials on, under or about any real property owned, leased or operated by such Loan Party or any of its Subsidiaries.

         6.18.       Change in Corporate Structure; Fiscal Year. No Loan Party
                     ------------------------------------------
shall, nor shall it permit any of its Subsidiaries to, (a) permit any amendment or modification to be made to its certificate or articles of incorporation or by-laws which is materially adverse to the interests of the Lenders or (b) change its Fiscal Year to end on any date other than December 31 of each year.

         6.19.       Inconsistent Agreements. No Loan Party shall, nor shall it
                     -----------------------
permit any of its Subsidiaries to, enter into any indenture, agreement, instrument or other arrangement which by its terms (a) other than pursuant to the White Mountains Credit Agreement (as in effect on the date of this Agreement) or pursuant to agreements or arrangements with regulatory agencies with regard to Insurance Subsidiaries, directly or indirectly contractually prohibits or restrains, or has the effect of contractually prohibiting or restraining, or contractually imposes materially adverse conditions upon, the incurrence of the Obligations, the granting of Liens to secure the Obligations, the amending of the Loan Documents or the ability of any Subsidiary to (i) pay dividends or make other distributions on its capital stock, (ii) make loans or advances to such Loan Party or (iii) repay loans or advances from such Loan Party or (b) contains any provision which would be violated or breached by the making of Advances or by the performance by such Loan Party or any of its Subsidiaries of any of its obligations under any Loan Document.

         6.20.    Financial Covenants. Parent shall (or, in the case of Section
                  -------------------
6.20.5, shall cause its Insurance Subsidiaries to):

         6.20.1.  Minimum Net Worth. At all times after the date hereof,
                  -----------------
maintain a minimum Net Worth at least equal to the sum of (a) $190,676,640, minus (b) an amount equal to the aggregate reduction in Net Worth attributable to the FSA Transfer, plus (c) an amount equal to 85% of the cash and non-cash proceeds of any equity securities issued by Parent after September 30, 1996.

         6.20.2.  Leverage Ratio. At all times after the date hereof, maintain a
                  --------------
Leverage Ratio of not greater than 25%.

         6.20.3.   Charges Coverage Ratio. As of the end of each Fiscal Quarter
                   ----------------------
maintain a Fixed Charges Coverage Ratio of not less than 1.5:1.0

         6.20.4    Finance Assets Ratio. At any time Loans are outstanding and
                   --------------------
the sum of cash and Money Market Investments of Parent is less than the aggregate outstanding principal amount of Funded Indebtedness of Parent at such time, maintain a Finance Assets Ratio of not less than 2.5:1.0.

         6.20.5    Statutory Surplus. At all times, maintain Statutory Surplus
                   -----------------
for each Insurance Subsidiary of Parent in an amount not less than an amount equal to (a) 85% of the Statutory Surplus of each such Insurance Subsidiary on September 30, 1996, plus (b) 85% of all subsequent capital contributions to each such Insurance Subsidiary, less (c) in the event such Insurance Subsidiary dividends or otherwise distributes to its parent all the capital stock of a Wholly-Owned Insurance Subsidiary, 100% of the book value (calculated in accordance with SAP) of such Wholly-Owned Insurance Subsidiary at the time of such dividend or distribution.

         6.21.     Tax Consolidation. No Loan Party will and will not permit any
                   -----------------
of its Subsidiaries to (a) file or consent to the filing of any consolidated, combined or unitary income tax return with any Person other than Holdings and its Subsidiaries or (b) amend, terminate or fail to enforce any existing tax sharing agreement or similar arrangement if such action would cause a Material Adverse Effect.

         6.22.     ERISA Compliance.
                   ----------------
                   With respect to any Plan, no Loan Party nor any of its Subsidiaries shall:

                   (a) engage in any "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code in excess of $100,000 could be imposed;

               (b) incur any "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA) in excess of $100,000, whether or not waived, or permit any Unfunded Liability to exceed $100,000;

               (c) permit the occurrence of any Termination Event which could result in a liability to either Loan Party or any other member of the Controlled Group in excess of $100,000;

               (d) be an "employer" (as such term is defined in Section 3(5) of ERISA) required to contribute to any Multiemployer Plan or a "substantial employer" (as such term in defined in Section 4001(a)(2) of ERISA) required to contribute to any Multiple Employer Plan; or

               (e) permit the establishment or amendment of any Plan or fail to comply with the applicable provisions of ERISA and the Code with respect to any Plan which could result in liability to either Loan Party or any other member of the Controlled Group which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.


                                  ARTICLE VII

                                   DEFAULTS
                                   --------
         The occurrence of any one or more of the following events shall constitute a Default:

         7.1. Any representation or warranty made or deemed made by or on behalf of either Loan Party or any of its Subsidiaries to the Lenders or the Agent under or in connection with this Agreement, any other Loan Document, any Loan, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be false in any material respect on the date as of which made.

         7.2. Nonpayment of (a) any principal of any Note when due, or (b) any interest upon any Note or any commitment fee or other fee or obligations under any of the Loan Documents within five days after the same becomes due.

         7.3. The breach by either Loan Party of any of the terms or provisions of Section 6.2, Section 6.3(a) or Sections 6.10 through 6.16 or Section 6.18
   -----------  --------------    -------------         ----    ------------
through 6.22.
        - --

         7.4. The breach by either Loan Party (other than a breach which constitutes a Default under Section 7.1, 7.2 or 7.3) of any of the terms or
                            ----------------    ---
provisions of this Agreement which is not remedied within twenty (20) days after written notice from the Agent or any Lender.

         7.5. The default by either Loan Party or any of its Subsidiaries (or, at any time Parent is a Subsidiary of Holdings, by Holdings) in the performance of any term, provision or condition contained in any agreement or agreements under which any Funded Indebtedness aggregating in excess of $2,000,000 ($10,000,000 in the case of Holdings) was created or is governed, or the occurrence of any other event or existence of any other condition, the effect of any of which is to cause, or to permit the holder or holders of such Funded Indebtedness to cause, such Funded Indebtedness to become due prior to its stated maturity; or any such Funded Indebtedness of either Loan Party or any of its Subsidiaries or Holdings shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof.

         7.6.  Either Loan Party or any of its Significant Subsidiaries shall
(a) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (b) make an assignment for the benefit of creditors, (c) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial portion of its Property, (d) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (e) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 7.6, (f) fail to contest in good
                                        -----------
faith any appointment or proceeding described in Section 7.7 or (g) become
                                                 -----------
unable to pay, not pay, or admit in writing its inability to pay, its debts generally as they become due.

         7.7. Without the application, approval or consent of the relevant Loan Party or any of its Significant Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for either Loan Party or any of its Significant Subsidiaries or any substantial portion of its Property, or a proceeding described in Section 7.6(d) shall be instituted against either Loan
                        -------------
Party or any of its Significant Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty consecutive days.

         7.8. Either Loan Party or any of its Subsidiaries shall fail within thirty days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $1,000,000 (or multiple judgments or orders for the payment of an aggregate amount in excess of $5,000,000), which is not stayed on appeal or otherwise being appropriately contested in good faith and as to which no enforcement actions have been commenced.

         7.9.  Any Change in Control shall occur.

         7.10. The occurrence of any "default", as defined in any Loan Document (other than this Agreement or the Notes) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement or the Notes), which default or breach continues beyond any period of grace therein provided.

         7.11. Any License of any Insurance Subsidiary of Parent (a) shall be revoked by the Governmental Authority which issued such License, or any action (administrative or judicial) to revoke such License shall have been commenced against such Insurance Subsidiary and shall not have been dismissed within thirty (30) days after the commencement thereof, (b) shall be suspended by such Governmental Authority for a period in excess of thirty (30) days or (c) shall not be reissued or renewed by such Governmental Authority upon the expiration thereof following application for such reissuance or renewal of such Insurance Subsidiary, which in any case, could reasonably be expected to have a Material Adverse Effect.

         7.12. Any Insurance Subsidiary of Parent shall be the subject of a final non-appealable order imposing a fine by or at the request of any state insurance regulatory agency as a result of the violation by such Insurance Subsidiary of such state's applicable insurance laws or the regulations promulgated in connection therewith which could reasonably be expected to have a Material Adverse Effect.

         7.13. Any Insurance Subsidiary of Parent shall become subject to any conservation, rehabilitation or liquidation order, directive or mandate issued by any Governmental Authority or any Insurance Subsidiary shall become subject to any other directive or mandate issued by any Governmental Authority in either case which could reasonably be expected to have a Material Adverse Effect and which is not stayed within thirty (30) days.

         7.14. The Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Guaranty, or Parent shall fail to comply with any of the terms or provisions of the Guaranty, or shall deny, or give notice to such effect, that it has any further liability under the Guaranty.


                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
                 ----------------------------------------------

         8.1. Acceleration. If any Default described in Section 7.6 or 7.7
              ------------                              -----------    ---
occurs with respect to the Borrower, the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent or any Lender. If any other Default occurs, the Required Lenders (or the Agent with the consent of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Loans hereunder, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

         If, within ten Business Days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Default (other than any Default as described in
Section 7.6 or 7.7 with respect to the Borrower) and before any judgment or
-----------    ---
decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

         8.2. Amendments. Subject to the provisions of this Article VIII, the
              ----------                                    ------------
Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Loan Parties may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or either Loan Party hereunder or waiving any Default hereunder; provided, however, that no such supplemental
                                  --------  -------
agreement shall, without the consent of each Lender:

              (a) Extend the final maturity of any Loan or Note or reduce the principal amount thereof, or, subject to Section 2.11, reduce the
                                                      ------------
         rate or extend the time of payment of interest or fees thereon;

              (b) Reduce the percentage specified in the definition of Required Lenders;

              (c) Reduce the amount of or extend the date for the mandatory payments and commitment reductions required under Section 2.1(b) or
                                                           --------------
         2.7, or increase the amount of the Commitment of any Lender hereunder;
         ---
              (d) Extend the Facility Termination Date or reduce the amount or extend the time of any mandatory commitment reduction required by
         Section 2.7;

              (e)   Amend this Section 8.2;
                               -----------

              (f)   Release Parent from the Guaranty; or

              (g) Permit any assignment by either Loan Party of its Obligations or its rights hereunder.

No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent. The Agent may waive payment of the fee required under Section 12.3.2 without obtaining the consent of any
                          --------------
other party to this Agreement.

         8.3. Preservation of Rights. No delay or omission of the Lenders or the
              ----------------------
Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of either Loan Party to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only
                                                      -----------
to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Obligations have been paid in full.

                                   ARTICLE IX

                               GENERAL PROVISIONS
                               ------------------

         9.1.   Survival of Representations. All representations and
                ---------------------------
warranties of each Loan Party contained in this Agreement or either Loan Party or any of its Subsidiaries contained in any Loan Document shall survive delivery of the Notes and the making of the Loans herein contemplated.

         9.2.   Governmental Regulation. Anything contained in this Agreement
                -----------------------
to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         9.3.   Taxes. Any stamp, documentary or similar taxes, assessments or
                -----
charges payable or ruled payable by any governmental authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

         9.4.   Headings. Section headings in the Loan Documents are for
                --------
convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         9.5.   Entire Agreement. The Loan Documents embody the entire agreement
                ----------------
and understanding among the Loan Parties, the Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the Agent and the Lenders relating to the subject matter thereof other than the fee letter, dated September 5, 1996, in favor of First Chicago.

         9.6.   Several Obligations; Benefits of this Agreement. The respective
                -----------------------------------------------
obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

         9.7.   Expenses; Indemnification. Each Loan Party agrees to reimburse
                -------------------------
the Agent for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) paid or incurred by the Agent in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of the Loan Documents. Each Loan Party also agrees to reimburse the Agent and the Lenders for any reasonable costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent and the Lenders, which attorneys may be employees of the Agent or the Lenders) paid or incurred by the Agent or any Lender in connection with the collection and enforcement of the Loan Documents. Each Loan Party further agrees to indemnify the Agent and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or thereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder arising from claims or assertions by third parties except to the extent that they arise out of the gross negligence or willful misconduct of the party seeking indemnification. The obligations of each Loan Party under this Section shall survive the termination of this Agreement.

         9.8.   Numbers of Documents. All statements, notices, closing
                --------------------
documents, and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders.

         9.9.   Accounting. Except as provided to the contrary herein, all
                ----------
accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

         9.10.  Severability of Provisions. Any provision in any Loan Document
                --------------------------
that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         9.11.  Nonliability of Lenders. The relationship between the Borrower
                -----------------------
and the Lenders and the Agent shall be solely that of borrower and lender. Neither the Agent nor any Lender shall have any fiduciary responsibilities to either Loan Party. Neither the Agent nor any Lender undertakes any responsibility to either Loan Party to review or inform either Loan Party of any matter in connection with any phase of either Loan Party's business or operations. Each Loan Party shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to either Loan Party by the Agent or the Lenders is for the protection of the Agent and the Lenders and no Loan Party nor any other Person is entitled to rely thereon. Whether or not such damages are related to a claim that is subject to the waiver effected above and whether or not such waiver is effective, neither the Agent nor any Lender shall have any liability with respect to, and each Loan Party hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by either Loan Party in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby or the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith.


          9.12. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A
                -------------
CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          9.13. CONSENT TO JURISDICTION. EACH LOAN PARTY HEREBY IRREVOCABLY
                -----------------------
SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION

OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND EACH LOAN PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST EITHER LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY EITHER LOAN PARTY AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS; PROVIDED, THAT SUCH PROCEEDINGS MAY BE BROUGHT IN OTHER COURTS IF JURISDICTION MAY NOT BE OBTAINED IN A COURT IN CHICAGO, ILLINOIS.

          9.14. WAIVER OF JURY TRIAL. EACH LOAN PARTY, THE AGENT AND EACH LENDER
                --------------------
HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

          9.15. Disclosure. Each Loan Party and each Lender hereby (a)
                ----------
acknowledge and agree that First Chicago and/or its Affiliates from time to time may hold other investments in, make other loans to or have other relationships with either Loan Party, including, without limitation, in connection with any interest rate hedging instruments or agreements or swap transactions, and (b) waive any liability of First Chicago or such Affiliate to either Loan Party or any Lender, respectively, arising out of or resulting from such investments, loans or relationships other than liabilities arising out of the gross negligence or willful misconduct of First Chicago or its Affiliates to the extent that such liability would not have arisen but for First Chicago's status as Agent hereunder.

          9.16. Counterparts. This Agreement may be executed in any number of
                ------------
counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by each Loan Party, the Agent and the Lenders and each party has notified the Agent that it has taken such action.

          9.17. Treatment of Certain Information: Confidentiality.
                -------------------------------------------------

                (a) Each Loan Party acknowledges that (i) services may be offered or provided to it (in connection with this Agreement or otherwise) by each Lender or by one or more Subsidiaries or Affiliates of such Lender and (ii) information delivered to each Lender by such Loan Party and its Subsidiaries may be provided to each such Subsidiary and Affiliate, it being understood that any such Subsidiary or Affiliate receiving such information shall be bound by the provisions of clause (b) below as if it were a Lender hereunder.

                (b) Each Lender and the Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any non-public information supplied to it by either Loan Party pursuant to this Agreement, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statue, rule, regulation or judicial process, (ii) to counsel for any of the Lenders or the Agent, (iii) to bank examiners, auditors or accountants, (iv) to the Agent or any other Lender (or to First Chicago Capital Markets, Inc.), (v) in connection with any litigation to which any one or more of the Lenders or the Agent is a party, (vi) to a subsidiary or affiliate of such Lender as provided in clause (a) above, (vii) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) agrees with the respective Lender to keep such information confidential on substantially the terms set forth in this Section 9.17(b), (viii) to any other Person as may be reasonably
              ---------------
required in the course of the enforcement of any Lender's rights or remedies hereunder or under any of such Lender's Note, or (ix) to any other creditor of either Loan Party or any of its Subsidiaries at any time during the continuance of a Default; provided that in no event shall any Lender or the Agent be
              --------
obligated or required to return any materials furnished by either Loan Party.

                                    ARTICLE X

                                    THE AGENT
                                    ---------

         10.1.  Appointment. First Chicago is hereby appointed Agent hereunder
                -----------
and under each other Loan Document, and each of the Lenders authorizes the Agent to act as the agent of such Lender. The Agent agrees to act as such upon the express conditions contained in this Article X. The Agent shall not have a
                                     ---------
fiduciary relationship in respect of either Loan Party or any Lender by reason of this Agreement.

         10.2.  Powers. The Agent shall have and may exercise such powers under
                ------
the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder, except any action specifically provided by the Loan Documents to be taken by the Agent.

         10.3.  General Immunity. Neither the Agent nor any of its directors,
                ----------------
officers, agents or employees shall be liable to either Loan Party or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct.

         10.4.  No Responsibility for Loans, Recitals, etc. Neither the Agent
                ------------------------------------------
nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder, (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered to the
             ----------
Agent and not waived at closing, or (d) the validity, effectiveness, sufficiency, enforceability or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. The Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by either Loan Party to the Agent at such time, but is voluntarily furnished by either Loan Party to the Agent (either in its capacity as Agent or in its individual capacity).

          10.5. Action on Instructions of Lenders. The Agent shall in all cases
                ---------------------------------
be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders (or, to the extent required by Section 8.2, all Lenders), and
                                                -----------
such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

          10.6. Employment of Agents and Counsel. The Agent may execute any of
                --------------------------------
its duties as Agent hereunder and under any other Loan Document by or through employees, agents and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

          10.7. Reliance on Documents; Counsel. The Agent shall be entitled to
                ------------------------------
rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

          10.8. Agent's Reimbursement and Indemnification. The Lenders agree to
                -----------------------------------------
reimburse and indemnify the Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (a) for any amounts not reimbursed by either Loan Party for which the Agent is entitled to reimbursement by such Loan Party under the Loan Documents, (b) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, and
(c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents; provided, that no Lender shall be liable for any
                                --------
of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent. The obligations of the Lenders under this Section 10.8
                                                                   ------------
shall survive payment of the Obligations and termination of this Agreement.

         10.9.  Notice of Default. The Agent shall not be deemed to have
                -----------------
knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders.

         10.10. Rights as a Lender. In the event the Agent is a Lender, the
                ------------------
Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender, including, without limitation, pursuant to Article XII hereof, and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, at any time when the Agent is a Lender, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with either Loan Party or any of its Subsidiaries in which such Loan Party or such Subsidiary is not restricted hereby from engaging with any other Person.

         10.11. Lender Credit Decision. Each Lender acknowledges that it has,
                ----------------------
independently and without reliance upon the Agent or any other Lender and based on the financial statements prepared by the Loan Parties and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         10.12. Successor Agent. The Agent may resign at any time by giving
                ---------------
written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Lenders, a successor Agent, which successor Agent, so long as no Default is continuing, shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent, which successor Agent, so long as no Default is continuing, shall be reasonably acceptable to the Borrower. If the Agent has resigned and no successor Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $50,000,000 and with a Lending Installation in the United States of America. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the effectiveness of the resignation of the Agent, the resigning Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation of an Agent, the provisions of this Article X shall continue in
                                                    ---------
effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents.


                                   ARTICLE XI

                            SETOFF; RATABLE PAYMENTS
                            ------------------------

         11.1.  Setoff. In addition to, and without limitation of, any rights of
                ------
the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default or Unmatured Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.

         11.2. Ratable Payments. If any Lender, whether by setoff or otherwise,
               ----------------
has payment made to it upon its Loans (other than payments received pursuant to
Section 2.18, 3.1, 3.2 or 3.4) in a greater proportion than its pro-rata share
------------------ ---    ---
of such Loans, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made. If an amount to be setoff is to be applied to Indebtedness of the Borrower to a Lender, other than Indebtedness evidenced by any of the Notes held by such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by such Notes.


                                   ARTICLE XII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
                -------------------------------------------------

         12.1.  Successors and Assigns. The terms and provisions of the Loan
                ----------------------
Documents shall be binding upon and inure to the benefit of each Loan Party and the Lenders and their respective successors and assigns, except that (a) no Loan Party shall have the right to assign its rights or obligations under the Loan Documents, and (b) any assignment by any Lender must be made in compliance with Section 12.3. Notwithstanding clause (b) of the preceding
                ------------
sentence, any Lender may at any time, without the consent of either Loan Party or the Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; provided, however, that no such assignment
                                     --------  -------
to a Federal Reserve Bank shall release the transferor Lender from its obligations hereunder. The Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with
Section 12.3 in the case of an assignment thereof or, in the case of any other
------------
transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

         12.2.  Participations.
                --------------

                12.2.1. Permitted Participants; Effect. Any Lender may, in the
                        ------------------------------
ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating
                                                   ------------
interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and each Loan Party and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

                12.2.2. Voting Rights. Each Lender shall retain the sole right
                        -------------
to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver which effects any of the modifications referenced in clauses (a) through (f) of Section 8.2.
                           -----------

                12.2.3. Benefit of Setoff. The Borrower agrees that each
                        -----------------
Participant shall be deemed to have the right of setoff provided in Section 11.1
                                                                    ------------
in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents; provided, that each
                                                           --------
Lender shall retain the right of setoff provided in Section 11.1 with respect to
                                                    ------------
the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any
                            ------------
amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.
                             ------------

         12.3.  Assignments.
                -----------

                12.3.1. Permitted Assignments. Any Lender may, in the ordinary
                        ---------------------
course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its
                                         ----------
rights and obligations under the Loan Documents; provided, however, that in the case of an assignment to an entity which is not a Lender or an Affiliate of a Lender, such assignment shall be in a minimum amount (when added to the amount of the assignment of such Lender's obligations under the White Mountains Credit Agreement) of $5,000,000 (or, if less, the entire amount of such Lender's Commitment). Such assignment shall be substantially in the form of Exhibit C
                                                                   ---------
hereto or in such other form as may be agreed to by the parties thereto. The consent of the Agent and, so long as no Default under Section 7.2, 7.6 or 7.7 is
                                                      ----------------    ---
continuing, the Borrower, shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof. Such consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained herein, any assignment by a Lender of its rights and obligations under the Loan Documents shall be accompanied by an assignment to the same assignee of the same ratable share of the rights and obligations of such Lender under the White Mountains Credit Agreement in respect of its obligations thereunder.

                  12.3.2. Effect; Effective Date. Upon (a) delivery to the Agent
                          ----------------------
of a notice of assignment, substantially in the form attached as Exhibit I to Exhibit C hereto (a "Notice of Assignment"), together with any consents required
---------            --------------------
by Section 12.3.1, and (b) payment of a $3,000 fee to the Agent for processing
   --------------
such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment, (a) such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and (b) the transferor Lender shall be released with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser without any further consent or action by the Borrower, the Lenders or the Agent. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Agent and
                           --------------
the Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their Commitment, as adjusted pursuant to such assignment.

         12.4.  Dissemination of Information. Subject to Section 9.18(b), each
                ----------------------------             ---------------
Loan Party authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in
         ----------
such Lender's possession concerning the creditworthiness of such Loan Party and its Subsidiaries.

         12.5.  Tax Treatment. If any interest in any Loan Document is
                -------------
transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 2.18.
                                           ------------

                                 ARTICLE XIII

                                    NOTICES
                                    -------

         13.1.  Giving Notice. All notices and other communications provided to
                -------------
any party hereto under this Agreement or any other Loan Document shall be in writing, by facsimile, first class U.S. mail or overnight courier and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with first class postage prepaid, return receipt requested, shall be deemed given three (3) Business Days after deposit in the U.S. mail; any notice, if transmitted by facsimile, shall be deemed given when transmitted; and any notice given by overnight courier shall be deemed given when received by the addressee.

         13.2.  Change of Address. Either Loan Party, the Agent and any Lender
                -----------------
may each change the address for service of notice upon it by a notice in writing to the other parties hereto.


                                   ARTICLE XIV

                                    GUARANTY
                                    --------

         14.1. Parent hereby absolutely, irrevocably and unconditionally guarantees prompt, full and complete payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of (a) the principal of and interest on the Advances made by the Lenders to, and the Notes held by the Lenders of, the Borrower and (b) all other amounts from time to time owing to the Lenders by the Borrower under this Agreement, the Notes and the other Loan Documents, including without limitation all Obligations of the Borrower (solely for purposes of this Article XIV, collectively referred to as
                                      -----------
the "Guaranteed Debt"). This is a guaranty of payment, not a guaranty of collection.

         14.2.  Parent waives notice of the acceptance of this Article XIV
                                                               -----------
(solely for purposes of this Article XIV, referred to as the "Guaranty") and of
                             -----------
the extension or incurrence of the Guaranteed Debt or any part thereof. Parent further waives all setoffs and counterclaims and presentment, protest, notice, filing of claims with a court in the event of receivership, bankruptcy or reorganization of the Borrower, demand or action on delinquency in respect of the Guaranteed Debt or any part thereof, including any right to require the Agent or any Lender to sue the Borrower, or any other person obligated with respect to the Guaranteed Debt or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Guaranteed Debt or any part thereof.

         14.3. Parent hereby agrees that, to the fullest extent permitted by law, its obligations hereunder shall be continuing, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than indefeasible payment in full), setoff, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by it to the fullest extent permitted by law), whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise. The validity and enforceability of this Guaranty shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitution for, the Guaranteed Debt or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to perfect or maintain any lien on, or preserve rights to, any security or collateral or to enforce any right, power or remedy with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Debt or any part thereof; (c) any waiver of any right, power or remedy or of any default with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Debt or any part thereof, any other guaranties with respect to the Guaranteed Debt or any part thereof, or any other obligations of any person or entity with respect to the Guaranteed Debt or any part thereof; (e) the enforceability or validity of the Guaranteed Debt or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof;
(f) the application of payments received from any source to the payment of indebtedness other than the Guaranteed Debt, any part thereof or amounts which are not covered by this Guaranty even though the Agent or any Lender might lawfully have elected to apply such payments to any part or all of the Guaranteed Debt or to amounts which are not covered by this Guaranty; (g) any change of ownership of the Borrower or the insolvency, bankruptcy or any other change in the legal status of the Borrower; (h) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Debt; (i) the failure of the Borrower to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Debt or this Guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Debt or this Guaranty; (j) the existence of any claim, setoff or other rights which Parent may have at any time against the Borrower in connection herewith or with any unrelated transaction; (k) the Agent's or any Lender's election, in any case or proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of section 1111(b)(2) of the Bankruptcy Code; (l) any borrowing, use of cash collateral, or grant of a security interest by the Borrower, as debtor in possession, under section 363 or 364 of the United States Bankruptcy Code;
(m) the disallowance of all or any portion of the Lender's claims for repayment of the Guaranteed Debt under section 502 or 506 of the United States Bankruptcy Code; or (n) any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of Parent from its obligations hereunder, all whether or not Parent shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a)
                                                              -----------
through (n) of this paragraph. It is agreed that Parent's liability hereunder is
-----------
independent of any other guaranties or other obligations at any time in effect with respect to the Guaranteed Debt or any part thereof and that Parent's liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by the Borrower of the Guaranteed Debt in the manner agreed upon between the Agent, the Lenders and the Borrower.

         14.4. Credit may be granted or continued from time to time by the Agent and/or any Lender to the Borrower without notice to or authorization from Parent regardless of the Borrower's financial or other condition at the time of any such grant or continuation. Neither the Agent nor any Lender shall have any obligation to disclose or discuss with Parent its assessment of the financial condition of the Borrower.

         14.5. Until the irrevocable payment in full of the Obligations and termination of all commitments which could give rise to any Obligation, Parent shall have no right of subrogation with respect to the Guaranteed Debt and hereby waives any right to enforce any remedy which the Agent and/or the Lenders now has or may hereafter have against the Borrower, any endorser or any other guarantor of all or any part of the Guaranteed Debt, and Parent hereby waives any benefit of, and any right to participate in, any security or collateral given to the Agent and/or the Lenders to secure payment of the Guaranteed Debt or any part thereof or any other liability of the Borrower to the Agent and/or the Lenders.

         14.6. Parent authorizes the Agent and the Lenders to take any action or exercise any remedy with respect to any collateral from time to time securing the Guaranteed Debt, which the Agent and the Lenders in their sole discretion (but subject, as applicable, to the terms of this Agreement and of any documentation pursuant to which a Lien in such collateral is granted) shall determine, without notice to Parent. Notwithstanding any reference herein to any collateral securing any of the Guaranteed Debt, it is acknowledged that, on the date hereof, neither Parent nor any of its Subsidiaries has granted, or has any obligation to grant, any security interest in or other lien on any of its property as security for the Guaranteed Debt.

         14.7. In the event the Agent and the Lenders in their sole discretion elect to give notice of any action with respect to any collateral securing the Guaranteed Debt or any part thereof, ten (10) days' written notice mailed to Parent by ordinary mail at the address shown hereon shall be deemed reasonable notice of any matters contained in such notice. Parent consents and agrees that neither the Agent nor any Lender shall be under any obligation to marshall any assets in favor of Parent or against or in payment of any or all of the Guaranteed Debt.

         14.8. In the event that acceleration of the time for payment of any of the Guaranteed Debt is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all such amounts shall nonetheless be payable by Parent forthwith upon demand by the Agent. Parent further agrees that, to the extent that the Borrower makes a payment or payments to the Agent or any Lender on the Guaranteed Debt, or the Agent or any Lender receives any proceeds of collateral securing the Guaranteed Debt, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to the Borrower, its estate, trustee, receiver, debtor in possession or any other party, including, without limitation, Parent, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred.

         14.9. No delay on the part of the Agent or any Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or any Lender of any right, power or remedy shall preclude any further exercise thereof; nor shall any amendment, supplement, modification or waiver of any of the terms or provisions of this Guaranty be binding upon the Agent or any Lender, except as expressly set forth in a writing duly signed and delivered by the Agent and the Lenders. The failure by the Agent or any Lender at any time or times hereafter to require strict performance by the Borrower or Parent of any of the provisions, warranties, terms and conditions contained in any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed pursuant to the terms of, or in connection with, this Agreement by the Borrower or Parent and delivered to the Agent or any Lender shall not waive, affect or diminish any right of the Agent or any Lender at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been waived by any act or knowledge of the Agent or any Lender, its agents, officers or employees, unless such waiver is contained in an instrument in writing duly signed and delivered by the Agent or such Lender. No waiver by the Agent or any Lender of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by the Agent or any Lender permitted hereunder shall in any way affect or impair the Agent's or such Lender's rights or powers, or the obligations of Parent under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any Guaranteed Debt owing by the Borrower to the Agent and the Lender shall be conclusive and binding on Parent irrespective of whether Parent was a party to the suit or action in which such determination was made.

         14.10. Subject to the provisions of Section 14.8, this guaranty shall
                                             ------------
continue in effect until this Agreement has terminated, the Guaranteed Debt has been paid in full and the other conditions of this guaranty have been satisfied.





                           [signature pages to follow]

         IN WITNESS WHEREOF, each Loan Party, the Lenders and the Agent have executed this Agreement as of the date first above written.

                                   VALLEY GROUP, INC.

                                   By:
                                      ------------------------------------------
                                   Print Name:
                                              ----------------------------------
                                   Title:
                                         ---------------------------------------

                                        Address:   80 South Main Street
                                                   Hanover, New Hampshire 03755
                                                   Attn:

                                        Fax No.:
                                                --------------------------------
                                        Tel. No.:
                                                 -------------------------------

                                   WHITE MOUNTAINS HOLDINGS, INC.

                                   By:
                                      ------------------------------------------
                                   Print Name:
                                              ----------------------------------
                                   Title:
                                         ---------------------------------------

                                        Address:    80 South Main Street
                                                    Hanover, New Hampshire 03755
                                                    Attn:

                                        Fax No.:
                                                --------------------------------
                                        Tel. No.:
                                                 -------------------------------
Commitments
-----------
                                   THE FIRST NATIONAL BANK OF CHICAGO,
   Commitment     $                Individually and as Agent
                   ------------
                                   By:
                                      ------------------------------------------
                                   Print Name:
                                              ----------------------------------
                                   Title:
                                         ---------------------------------------

                                        Address:    153 West 51st Street
                                                    New York, NY 10019
                                                    Attn: Samuel W. Bridges
                                                    First Vice President

                                        Fax No.: (212) 373-1393
                                        Tel. No.: (212) 373-1142


                           $                   [OTHER LENDERS]
                            ---------------

                            ---------------
Aggregate Initial
Commitment                 $
                            ===============

                                  Schedule 1
                              To Credit Agreement
                              -------------------

                                    Margins
                                    -------

         "Applicable Eurodollar Margin" and "Applicable Facility Fee Margin" means, for any period, the applicable of the following percentages in effect with such period based on the Leverage Ratio and the Fixed Charges Coverage Ratio as follows:

===========================================================================================
                                    I             II             III               IV
===========================================================================================
Leverage Ratio is:        Less than 15%   Greater than 15%  Less than 15%  Greater than 15%
                                          or equal to                      or equal to
-------------------------------------------------------------------------------------------
If Fixed Charges       Greater than 2:1   Greater than 2:1  Less than 2:1   Less than   2:1
Coverage Ratio is:                                          or equal to     or equal to
-------------------------------------------------------------------------------------------
The applicable
margin will be:
-------------------------------------------------------------------------------------------
Applicable Facility               .150%              .175%          .175%             .200%
Fee Margin
-------------------------------------------------------------------------------------------
Applicable                        .350%              .450%          .450%             .550%
Eurodollar Margin
===========================================================================================

         The Leverage Ratio and Fixed Charges Coverage Ratio shall be calculated by Parent as of the end of each of its Fiscal Quarters commencing December 31, 1996 and shall be reported to the Agent pursuant to a certificate executed by an authorized officer of Parent and delivered in accordance with Section 6.1(g) of the Agreement. The foregoing margins shall be adjusted, if necessary, quarterly as of the fifth day after the delivery of the certificate provided for above; provided that if such certificate, together with the financial statements to which such certificate relates, are not delivered by the fifth day after the due date therefor specified in Section 6.1(g), then until the fifth day after such delivery, each of the margins specified above shall be as set forth in Column IV above. Until adjusted as described above after December 31, 1996, the Applicable Eurodollar Margin and Applicable Facility Fee Margin, as the case may be, shall be as specified in Column II above.